As filed with the Securities and Exchange Commission on July 18, 2001

Securities Act File No. 33-34609 Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 13 and/or	|X| | | |X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 125 (Check appropriate box or boxes)	|X| |X|

CMA® NEW JERSEY MUNICIPAL MONEY FUND of CMA® Multi-State Municipal Series Trust
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)
(609) 282-2800 (Registrant's Telephone Number, including Area Code)

TERRY K. GLENN CMA® Multi-State Municipal Series Trust 800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:
Counsel for the Fund: SIDLEY AUSTIN BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq.		Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

Jeffrey S. Alexander, Esq. MERRILL LYNCH, PIERCE, FENNER & SMITH INC. 222 Broadway (14th Floor) New York, New York 10038

It is proposed that this filing will become effective (check appropriate box):
 | |	immediately upon filing pursuant to paragraph (b)
|X|	on July 20, 2001 pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

[LOGO] Merrill Lynch Investment Managers

Prospectus

CMA® Tax-Exempt Fund
CMA® Multi-State Municipal Series Trust
CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

July 20, 2001

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA FUNDS

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

MERRILL LYNCH CASH MANAGEMENT ACCOUNT

Cash Management Account (“CMA Account”) is a conventional Merrill Lynch cash securities or margin account that is linked to certain money market funds, money market deposit accounts maintained with banks and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual program participation fee, presently $100. Automatic investment of free cash balances in CMA accounts into certain bank accounts or money market funds is a feature of the CMA program commonly known as the “CMA sweep.” Free cash balances held in the CMA accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each individually referred to as a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In limited circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prosectus. In this prospectus, the Tax-Exempt Fund and the State Funds are colletively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA program, are collectively reffered to as the “CMA Funds.”

The CMA service is a program offered by Merrill Lynch (not the Funds). This prospectus provides information concerning certain CMA Funds, but is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA program description brochure.

The Funds are money market funds whose shares are offered to participants in the CMA program. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each CMA Fund has its own goals, investment strategies and risks. We cannot guarantee that any of the CMA Funds will achieve its objectives.

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short term high quality tax-exempt money market securities.

CMA TAX-EXEMPT FUND	3

[ICON] Key Facts

Short Term Tax-Exempt Securities — securities that mature or reset to a new interest rate within 397 days (13 months) and that pay interest exempt from Federal income tax.

Municipal Bond — a debt obligation issued by or on behalf of a governmental entity or other qualifying issuer that pays interest exempt from Federal income tax.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund intends to achieve its goals by investing in a diversified portfolio of short term tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term municipal bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term tax-exempt securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities having one of the two highest short term ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in the same state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind. The Fund cannot guarantee that it will achieve its objectives.

What are the main risks of investing in the Tax-Exempt Fund?

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CMA TAX-EXEMPT FUND	4

Who should invest?

Shares of the Tax-Exempt Fund are offered to participants in the Cash Management Account financial service program and to investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short-term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

RISK/RETURN BAR CHART FOR CMA TAX-EXEMPT FUND

The bar chart and table shown below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years. The table shows the average annual total returns of the Fund for one, five and ten years. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 1.11% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.46% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.70%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA Tax-Exempt Fund	3.58%	3.10%	3.01%


CMA TAX-EXEMPT FUND	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid indirectly by the shareholder (these costs are deducted from the Fund’s total assets).

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors, advertising and promotion.

FEES AND EXPENSES FOR CMA TAX-EXEMPT FUND

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder)

Maximum Account Fee(a)	$100

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee(b)	0.38%

Distribution (12b-1) Fees(c)	0.13%

Other Expenses (including transfer agency fees)(d)	0.03%

Total Annual Fund Operating Expenses	0.54%

(a)	Merrill Lynch charges this annual program fee to CMA program subscribers.
(b)	See “Management of the Funds — Management and Advisory Arrangements — Management Fee” — Page 20 of the Statement of Additional Information.
(c)	The Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Fund has adopted under rule 12b-1. For the fiscal year ended March 31, 2001, the Fund paid $12,216,900 in fees to Merrill Lynch pursuant to the distribution plan. See “Purchase of Shares — Distribution Plans — Page 25 of the Statement of Additional Information.
(d)	The Fund pays the Transfer Agent $10.00 for each shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. See “Management of the Funds — Management and Advisory Arrangements—Transfer Agency Services — Page 22 of the Statement of Additional Invormation. For the fiscal year ended March 31, 2001, the Fund paid the Transfer Agent fees totaling $1,266,727. The Fund entered into an agreement with State Street Bank and Trust Company, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. For the period January 1, 2001 through March 31, 2001, the Fund paid State Street $245,248 under this agreement. Prior to January 1, 2001, the Manager provided accounting services to the Fund at its cost and the Fund reimbursed the Manager for such services. The Manager continues to provide certain accounting services to the Fund. The Fund reimburses the Manager its cost for providing such services. For the fiscal year ended March 31, 2001, the Fund reimbursed the Manager $805,056 for these services.

6	CMA TAX-EXEMPT FUND

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

CMA Tax-Exempt Fund	$55	$173	$302	$677

This example does not take into account the annual program fee charged by Merrill Lynch to CMA subscribers. See the CMA program description brochure for details. Shareholders of the Fund whose accounts are maintained directly with the Fund’s transfer agent and who are not subscribers to the CMA program will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA TAX-EXEMPT FUND	7

[ICON] Key Facts

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 762 days (25 months).

Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivision or instrumentalities, or other qualifying issuer that either (i) pay interest that, in the opinion of counsel to the issuer, is exempt from Federal income tax and any applicable state or local income or other taxes or (ii) in states that impose an intangible personal property tax, are securities the value of which is exempt from such taxes.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income taxes, and where applicable, local personal income taxes. In jurisdictions imposing intangible personal property taxes, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property taxes. Each State Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of short term municipal securities of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations, and short term municipal derivative securities.

Each State Fund will generally invest at least 80% of its net assets in municipal securities including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each State Fund may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes.

Each State Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency or in unrated securities that Fund management believes are of comparable quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Certain short term municipal securities have maturities longer than 397 days, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

8	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Yield — the income generated by an investment in the Fund.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

We cannot guarantee that each State Fund will achieve its objectives.

What are the main risks of investing in a State Fund?

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund could lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

In addition, since each State Fund invests at least 65% of its assets in the municipal securities of its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?

Shares of each State Fund are offered to participants in the Cash Management Account® financial service program and to investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	are looking for liquidity as well as current income that is exempt from Federal income tax and personal income taxes in a designated state (and, where applicable, local income taxes, and/or value exempt from personal property taxes)

CMA MULTI-STATE MUNICIPAL SERIES TRUST	9

[ICON] Key Facts

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables shown below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or since inception. The tables show the average annual total returns of each State Fund for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.68%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Since Inception

CMA Arizona Municipal Money Fund	3.43%	2.97%	2.84	%†

†	Inception date is February 8, 1993.

CMA California Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.98% (quarters ended March 31, 1991 and September 30, 1991) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.58%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA California Municipal Money Fund	3.08%	2.87%	2.81%


10	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Connecticut Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.65%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Since Inception

CMA Connecticut Municipal Money Fund	3.24%	2.85%	2.73	%†

†	Inception date is April 29, 1991.

CMA Massachusetts Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.41% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.70%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA Massachusetts Municipal Money Fund	3.37%	2.95%	2.83%


CMA MULTI-STATE MUNICIPAL SERIES TRUST	11

[ICON] Key Facts

CMA Michigan Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.70%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Since Inception

CMA Michigan Municipal Money Fund	3.51%	3.01%	2.84	%†

†	Inception date is April 29, 1991.

CMA New Jersey Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 1.01% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.42% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.69%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA New Jersey Municipal Money Fund	3.39%	2.92%	2.81%


12	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA New York Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.98% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.43% (quarter ended June 30, 1993). The Fund’s year-to-date return as of March 31, 2001 was 0.72%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA New York Municipal Money Fund	3.52%	3.03%	2.85%


CMA North Carolina Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.69%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Since Inception

CMA North Carolina Municipal Money Fund	3.46%	2.95%	2.80	%†

†	Inception date is May 28, 1991.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	13

[ICON] Key Facts

CMA Ohio Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.75%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Since Inception

CMA Ohio Municipal Money Fund	3.50%	3.07%	2.90	%†

†	Inception date is April 29, 1991.

CMA Pennsylvania Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 1.02% (quarter ended September 30, 1991) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund’s year-to-date return as of March 31, 2001 was 0.73%.

Average Annual Total Returns (as of the calendar year ended) December 31, 2000	Past One Year	Past Five Years	Past Ten Years

CMA Pennsylvania Municipal Money Fund	3.49%	3.00%	2.89%


14	CMA MULTI-STATE MUNICIPAL SERIES TRUST

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion.

FEES AND EXPENSES FOR THE STATE FUNDS

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder)	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.41%	0.49%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.11%	0.04%	0.05%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.74%	0.58%	0.67%	0.70%	0.70%

Shareholder Fees (fees paid directly by the shareholder)	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.45%	0.41%	0.50%	0.50%	0.49%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.04%	0.04%	0.08%	0.07%	0.06%

Total Annual Fund Operating Expenses	0.62%	0.58%	0.71%	0.70%	0.68%

(a)	Merrill Lynch charges this annual program fee to CMA program subscribers.
(b)	See “Management of the Funds — Management and Advisory Arrangements — Management Fee” — Page 20 of the Statement of Additional Information.
(c)	Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1. See “Purchase of Shares —Distribution Plans” — Page 25 of the Statement of Additional Information.
(d)	Each State Fund pays the Transfer Agent $10.00 for each shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. See “Management of the Funds — Management and Advisory Arrangements —Transfer Agency Services” — Page 22 of the Statement of Additional Information. Each State Fund entered into an agreement with State Street Bank and Trust Company, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the applicable State Fund. Each State Fund pays a fee for these services. For the period January 1, 2001 through March 31, 2001, each State Fund paid State Street for its services under the applicable agreement. Prior to January 1, 2001, the Manager provided accounting services to each State Fund at its cost and the State Funds reimbursed the Manager for such services. The Manager continues to provide certain accounting services to the State Funds. The State Funds reimbursed the Manager its cost for providing such services.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	15

[ICON] Key Facts

Examples:

The following examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$76	$237	$411	$918

California Fund	59	186	324	726

Connecticut Fund	68	214	373	835

Massachusetts Fund	72	224	390	871

Michigan Fund	72	224	390	871

New Jersey Fund	63	199	346	774

New York Fund	59	186	324	726

North Carolina Fund	73	227	395	883

Ohio Fund	72	224	390	871

Pennsylvania Fund	69	218	379	847

These examples do not take into account the annual program participation fee charged by Merrill Lynch to CMA subscribers. See the CMA program description brochure for details. Shareholders of a State Fund whose accounts are maintained directly with the Transfer Agent and who are not subscribers to the CMA program will not be charged a program fee but will not receive any of the additional services available to subscribers.

16	CMA MULTI-STATE MUNICIPAL SERIES TRUST

YIELD INFORMATION

The yield on Fund shares normally will go up and down on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each CMA Fund’s current 7-day yield, call 1-800-MER-FUND.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	17

Details About Each Fund [ICON]

ABOUT THE CMA TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a First Vice President of Merrill Lynch Investment Managers since 1989, was a Vice President of Merrill Lynch Investment Managers from 1988 to 1997 and has been employed by Merrill Lynch Investment Managers since 1987.

HOW EACH FUND INVESTS

CMA TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity. The Fund tries to achieve its goals by investing in a diversified portfolio of short term tax-exempt securities.

These securities mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Fund only invests in short term tax-exempt securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Management of the Fund will seek to keep its assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in the same state.

The Fund may invest up to 10% of its assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities except that certain municipal bonds, known as “private activity bonds,” may subject certain investors to a Federal alternative minimum tax. Distributions of tax-exempt income from the Fund may be subject to state and local income taxes. Distributions of capital gains, if any, will generally be subject to Federal and state (and local, if applicable) income taxes.

18	CMA TAX-EXEMPT FUND

ABOUT THE MANAGER —

The Tax-Exempt Fund is managed by Fund Asset Management

Illiquid securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term debt obligations that pay interest exempt from Federal income tax. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease.

CMA TAX-EXEMPT FUND	19

[ICON] Details About Each Fund

ABOUT THE STATE FUNDS PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Investment Managers since 1991.

Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1995 to 1998.

Darren San Fillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. San Fillippo has been a Vice President of Merrill Lynch Investment Managers since 1998, and was an Assistant Vice President of Merrill Lynch Investment Managers from 1994 to 1998.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Investment Managers since 1985.

When Issued and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income taxes and any applicable state taxes (and in certain instances, value exempt from state or local personal property taxes), preservation of capital and liquidity. Each State Fund tries to achieve its goals by investing in a portfolio of short term municipal securities of its designated state. We cannot guarantee that each State Fund will achieve its goals.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days. Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield. Fund management will vary the kinds of short term municipal securities in each portfolio as well as its average maturity. Fund management decides which

20	CMA MULTI-STATE MUNICIPAL SERIES TRUST

ABOUT THE MANAGER

Each State Fund is managed by Fund Asset Management.

Illiquid securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.

securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Each State Fund will generally invest at least 80% of its net assets in short term municipal securities, including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each State Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes. For temporary defensive purposes, each State Fund may invest more than 35% (or more than 20% for the New Jersey Fund) of its total assets in short term municipal securities other than those of designated state and more than 20% of its total assets in these taxable money market securities.

No more than 10% of each Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

Among the securities the State Funds may buy are:

Municipal Bonds — long term debt obligations that pay interest exempt from Federal income tax and for municipal bonds of a State Fund’s designated State, state (and, where applicable, local) income tax in such designated state. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. Each State Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	21

[ICON] Details About Each Fund

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease.

Money Market Securities — Short term debt instruments such as U.S. Treasury Bills.

Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a State Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

When Issued, Delayed Delivery and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery and forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

22	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund’s performance will be positive for any period of time.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selceted by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Borrowing Risk — Each Fund may borrow for temporary emergency purposes and only to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expenses and other fees. The cost of borrowing money may reduce a Fund’s return.

CMA FUNDS	23

[ICON] Details About Each Fund

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value.

VRDO and Municipal Derivatives Credit Risk — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled on the subject of whether such pass-through income is tax-exempt. Each Fund receives an opinion of counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

Municipal Lease Obligations — In a municipal lease obligation, the issuer often agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for the payment of the lease obligation, but the leased property secures the obligation. In addition, the proceeds of a sale might not cover the Fund’s loss.

24	CMA FUNDS

ADDITIONAL RISKS APPLICABLE TO THE STATE FUNDS

Concentration Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the State Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the 1990s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. In 1998, Arizona adopted a new method of financing its public school system following the Arizona Supreme Court’s 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds.

California — There may be some indications of a down turn in both the national and California economies. California, along with the rest of the nation, faces concerns about future energy availability and thus, demand-related price increases. Since January 2001, California has periodically experienced rolling electricity black-outs. A resolution to such energy supply and demand problems remains outstanding. Depending on the resolution of future energy supply deficiencies, there may be adverse impacts on the California economy and on the revenues and budgets of local California governmental entities. As of July 2001, California’s general obligation bonds are rated A+ by Standard & Poors, Aa3 by Moody’s with a negative outlook and AA by Fitch. As a result of the energy shortage facing California and the funds that California has expended to purchase power. Fitch placed a “Rating Watch Negative” on California’s AA rating on April 18, 2001, S&P’s A+ rating has a negative outlook and Moody’s

CMA MULTI-STATE MUNICIPAL SERIES TRUST	25

[ICON] Details About Each Fund

changed its outlook on California’s Aa2 rating from stable to negative on April 6, 2001 and down-graded California’s rating again on May 15, 2001 to Aa3 from Aa2. Fund Management does not believe that current economic conditions in California will have a significant adverse effect on each Fund’s ability to invest in high-quality California municipal bonds.

Connecticut — Connecticut’s economy is influenced by numerous factors, including developments in manufacturing industries, such as transportation equipment, non-electrical machinery, fabricated metal products and electrical equipment, and other activities that may be adversely affected by cyclical change. Personal incomes have remained among the highest in the nation despite severe poverty in some of Connecticut’s largest cities. Fund management believes that current economic conditions in Connecticut will enable the Fund to continue to invest in high quality Connecticut municipal bonds. Moody’s, Standard & Poor’s and Fitch currently rate the State of Connecticut’s general obligation bonds Aa2, AA, and AA, respectively.

Massachusetts — Massachusetts has enjoyed a strong economic recovery. Massachusetts has run positive budget operating fund balances for the last half of the 1990s. Moody’s, Standard & Poor’s and Fitch currently rate the Commonwealth of Massachusetts general obligation bonds Aa2, AA- and AA-, respectively.

Michigan — Michigan’s economy is closely tied to the economic cycles of the automobile industry. Current increased automobile production and an increasingly diversified economy have led to an unemployment rate that, for the last five years, has been below the national average. Michigan has reported balanced budgets and year-end General Fund surpluses for six of the last seven years. Moody’s, Standard & Poor’s and Fitch currently rate of the State of Michigan’s general obligation bonds Aaa, AAA, and AA+, respectively.

New Jersey — The economic outlook for the years 2000 and 2001 is for slower but positive growth. Although the forecasts for the years 2000 and 2001 contain more uncertainty than in the recent past, the basic fundamentals of New Jersey’s economic health remain favorable. The New Jersey outlook is based on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce,

26	CMA MULTI-STATE MUNICIPAL SERIES TRUST

and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long term health of New Jersey’s economy. Moody’s, Standard & Poor’s and Fitch currently rate the State of New Jersey’s general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency’s second highest rating category.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. The financial condition of New York State and New York City, compared to other jurisdictions, is more sensitive to changes in the financial and securities industries. Moody’s, Standard & Poor’s and Fitch currently rate New York State general obligation bonds A2, AA, and AA, respectively, and Moody’s, Standard & Poor’s and Fitch currently rate New York City general obligation bonds A2, A, and A+, respectively.

North Carolina — North Carolina derives most of its revenue from taxes, including taxes on personal and corporate income, alcohol, and tobacco. In recent years, the state has run General Fund surpluses; however, a significant budget shortfall is expected for fiscal year 2000-2001. Moody’s, Standard & Poor’s and Fitch currently rate the State of North Carolina’s general obligation bonds Aaa, AAA, and AAA, respectively, which are in each agency’s highest rating category.

Ohio — Economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in other states and in the nation as a whole. At the end of its most recent fiscal year, the state’s General Revenue Fund had a positive cash balance. Moody’s, Standard & Poor’s and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency’s second highest rating category.

Pennsylvania — From time to time, Pennsylvania and its political subdivisions have had financial difficulties that have adversely affected their credit standings. In recent years, however, the state’s general fund has run positive cash balances. Moody’s, Standard & Poor’s and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA, and AA, respectively.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	27

[ICON] Details About Each Fund

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

28	CMA FUNDS

Your Account [ICON]

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. You may also buy and sell shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before such Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Acts accounts.

CMA FUNDS	29

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	If you are a CMA program subscriber, there is no minimum initial investment for Fund shares, but the minimum for the program is $20,000 in cash and/or securities.

If you are not a CMA program subscriber, the minimum initial investment for a Fund is $5,000.

	Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account	If you are a CMA program subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

• Except as described below, cash balances of less than $1,000 in a CMA invested in shares account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

• Cash balances from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

• A cash deposit of $1,000 or more to the CMA account, other than a manual investment placed through your Merrill Lynch Financial Advisor, or a cash balance of $1,000 or more from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made in order to be invested in shares. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.


30	CMA FUNDS

If You Want to	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order	If you are a CMA subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed. Manual purchases of $500,000 or more can be made effective on the same day the order is placed provided certain requirements are met.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program at any time for any reason.

When purchasing shares as a CMA program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a CMA program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA program subscriber, you may call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer	If you no longer maintain a CMA account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts with the Transfer Agent are not entitled to the services available to CMA subscribers.


CMA FUNDS	31

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks written against the Visa® account. Each CMA account of a subscriber will be automatically scanned for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated on the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy remaining debits.

Have your Merrill Lynch Financial Advisor submit your sales order	If you are a CMA program subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to CMA program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.


32	CMA FUNDS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — Exempt-income, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your price is the one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be exempt from Federal income tax and, for the State Funds, the designated state’s personal income tax and, in certain instances local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

To the extent that the dividends distributed by a Fund are from municipal bond interest income, they are exempt from Federal income tax, and to the extent derived from interest on municipal bonds of a designed state, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the

CMA FUNDS	33

[ICON] Your Account

Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

If you redeem shares of a Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

34	CMA FUNDS

Management of the Funds [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager of the Tax-Exempt Fund and each State Fund, manages each Fund’s investments and its business operations under the overall supervision of the Board of Trustees of the Tax-Exempt Fund and CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for each Fund. Each Fund pays the Manager a fee at the annual rate of 0.500% of each Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $545 billion in investment company and other portfolio assets under management as of May 2001. This amount includes assets managed for Merrill Lynch affiliates.

CMA FUNDS	35

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS FOR CMA TAX-EXEMPT FUND

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report which is available upon request.

	CMA Tax-Exempt Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.51%	2.91%	2.87%	3.16%	3.00%

Ratios to Average Net Assets:

Expenses	.54%	.54%	.55%	.55%	.55%

Investment income — net	3.46%	2.87%	2.83%	3.11%	2.94%

Supplemental Data:

Net assets, end of year (in thousands)	$10,379,038	$10,188,792	$9,730,131	$9,356,705	$8,347,278

†	Amount is less than $.01 per share.

36	CMA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS

	Arizona Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.37%	2.80%	2.73%	3.05%	2.86%

Ratios to Average Net Assets:

Expenses	.74%	.71%	.73%	.74%	.76%

Investment income — net	3.31%	2.76%	2.69%	2.99%	2.80%

Supplemental Data:

Net assets, end of year (in thousands)	$248,880	$227,210	$214,018	$213,277	$169,551

†	Amount is less than $.01 per share.

	California Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.02%	2.59%	2.68%	3.06%	2.90%

Ratios to Average Net Assets:

Expenses	.58%	.58%	.58%	.59%	.60%

Investment income — net	2.98%	2.56%	2.63%	3.00%	2.85%

Supplemental Data:

Net assets, end of year (in thousands)	$2,429,174	$2,312,154	$2,270,864	$2,005,663	$1,565,802

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	37

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Connecticut Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.21%	2.66%	2.62%	2.93%	2.81%

Ratios to Average Net Assets:

Expenses	.67%	.67%	.70%	.69%	.71%

Investment income — net	3.16%	2.63%	2.58%	2.88%	2.76%

Supplemental Data:

Net assets, end of year (in thousands)	$644,360	$623,491	$481,633	$453,295	$339,931

†	Amount is less than $.01 per share.

	Massachusetts Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	—	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends and distributions:

Investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Realized gain on investments — net	—	— †	—	—	—

Total dividends and distributions	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.34%	2.80%	2.77%	3.03%	2.84%

Ratios to Average Net Assets:

Expenses	.70%	.70%	.72%	.72%	.76%

Investment income — net	3.28%	2.76%	2.72%	2.98%	2.78%

Supplemental Data:

Net assets, end of year (in thousands)	$525,563	$409,700	$331,437	$268,929	$200,598

†	Amount is less than $.01 per share.

38	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Michigan Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.47%	2.86%	2.78%	3.07%	2.90%

Ratios to Average Net Assets:

Expenses	.70%	.70%	.71%	.71%	.72%

Investment income — net	3.40%	2.81%	2.72%	3.02%	2.84%

Supplemental Data:

Net assets, end of year (in thousands)	$391,944	$360,334	$393,612	$306,046	$272,969

†	Amount is less than $.01 per share.

	New Jersey Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	03.03		.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.35%	2.74%	2.71%	2.97%	2.83%

Ratios to Average Net Assets:

Expenses	.62%	.64%	.66%	.66%	.68%

Investment income — net	3.27%	2.71%	2.65%	2.92%	2.78%

Supplemental Data:

Net assets, end of year (in thousands)	$1,309,394	$1,085,988	$1,017,235	$799,997	$683,361

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	39

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	New York Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.49%	2.86%	2.79%	3.09%	2.94%

Ratios to Average Net Assets:

Expenses	.58%	.58%	.61%	.61%	.63%

Investment income — net	3.42%	2.83%	2.74%	3.04%	2.88%

Supplemental Data:

Net assets, end of year (in thousands)	$2,523,324	$2,177,183	$1,826,720	$1,556,021	$1,236,322

†	Amount is less than $.01 per share.

	North Carolina Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	03.03		.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.42%	2.76%	2.73%	3.02%	2.84%

Ratios to Average Net Assets:

Expenses	.71%	.71%	.71%	.71%	.72%

Investment income — net	3.36%	2.72%	2.69%	2.97%	2.79%

Supplemental Data:

Net assets, end of year (in thousands)	$330,559	$291,536	$304,066	$307,069	$274,180

†	Amount is less than $.01 per share.

40	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (concluded)

		Ohio Fund
		For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:		2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year		1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.	.03	.03	.03	.03	.03

Realized gain on investments — net		—	— †	—	—	—

Total from investment operations		.03	.03	.03	.03	.03

Less dividends from investment income — net		(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return		3.49%	2.89%	2.85%	3.15%	3.00%

Ratios to Average Net Assets:

Expenses		.70%	.69%	.71%	.70%	.71%

Investment income — net		3.43%	2.85%	2.80%	3.09%	2.94%

Supplemental Data:

Net assets, end of year (in thousands)		$461,941	$432,473	$402,370	$394,715	$327,173

†	Amount is less than $.01 per share.

	Pennsylvania Fund
	For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.03	.03	.03	.03	.03

Realized loss on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.03	.03	.03	.03	.03

Less dividends from investment income — net	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	3.47%	2.81%	2.77%	3.08%	2.92%

Ratios to Average Net Assets:

Expenses	.68%	.69%	.70%	.70%	.71%

Investment income — net	3.42%	2.78%	2.71%	3.03%	2.86%

Supplemental Data:

Net assets, end of year (in thousands)	$601,403	$539,177	$528,840	$443,012	$428,896

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	41

[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
CMA PROGRAM SUBSCRIBER’S MERRILL LYNCH FINANCIAL ADVISOR Advises shareholders on their Fund investments.

TRANSFER AGENT
Financial Data Services, Inc.
ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida
32232-5289

TELEPHONE NUMBER
1-800-221-7210
Performs recordkeeping and reporting services.

DISTRIBUTOR Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4 World Financial Center New York, New York 10281 Arranges for the sale of Fund shares.
COUNSEL Sidley Austin Brown & Wood LLP One World Trade Center New York, New York 10048-0557 Provides legal advice to the Fund.	THE FUNDS The Board of Trustees oversees the Fund.	CUSTODIAN State Street Bank and Trust Company P.O. Box 1713 Boston, Massachussetts 02101 Holds the Funds’ assets for safekeeping.
INDEPENDENT AUDITORS Deloitte & Touche LLP Two World Financial Center New York, New York 10281-1008 Audits the financial statements of the Funds on behalf of the shareholders.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Funds.

MANAGER
Fund Asset Management, L.P.
ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND
Manages the Funds’ day-to-day activities.

CMA FUNDS

[ICON] For More Information [ICON]

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. You may obtain these reports at no cost by calling 1-800-MER-FUND.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing CMA Tax-Exempt Fund or the Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling
1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or CMA Tax-Exempt Fund or the Trust at the telephone number or address indicated above, if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3111, #811-5011
Code #16817-0701
(C)Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch

Investment Managers

CMA® Tax-Exempt Fund  CMA® Multi-State Municipal Series Trust ARIZONA CALIFORNIA CONNECTICUT MASSACHUSETTS MICHIGAN NEW JERSEY NEW YORK NORTH CAROLINA OHIO PENNSYLVANIA

July 20, 2001

STATEMENT OF ADDITIONAL INFORMATION

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® ARIZONA MUNICIPAL MONEY FUND	CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

 CMA Tax-Exempt Fund (“Tax-Exempt Fund”) is a no-load money market fund seeking current income, exempt from Federal income tax preservation of capital and liquidity available from investing in short term tax-exempt securities. CMA Multi-State Municipal Series Trust (the “Trust”) consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). Each State Fund is a non-diversified, no-load money market mutual fund seeking current income exempt from Federal income taxes, the designated state’s personal income taxes and, in certain instances, local personal income taxes, and, where applicable, value exempt from local personal property taxes and/or state intangible personal property taxes as well as preservation of capital and liquidity available from investing in a portfolio of short-term, high quality tax-exempt obligations. There can be no assurance that a State Fund’s investment objective will be achieved. The Funds may invest in certain tax-exempt securities classified as “private activity bonds” that may subject certain investors in such Funds to a Federal alternative minimum tax. The State Funds also may invest in derivative or synthetic municipal instruments. The CMA Funds’ shares are offered to participants in the Cash Management Account® (“CMA” or “CMA account”) financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) to provide a medium for the investment of free cash balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account (“Securities Account”) that is linked to the certain money market funds including the Funds (collectively the “CMA Funds”) and certain other mutual funds, money market deposit accounts maintained with depository institutions and to a Visa® card/check account (“Visa Account”). Merrill Lynch markets its margin account under the name Investor CreditLineSM service. The CMA Funds, accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banks”), Merrill Lynch’s affiliated, FDIC-insured depository institutions, and the Insured Savings Account are collectively referred to as “Money Accounts.”

(continued on next page)

Fund Asset Management — Manager

The date of this Statement of Additional Information is July 20, 2001.

A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Free cash balances in the Securities Account of CMA participants may be invested, automatically or periodically, in shares of the Funds, or deposited in accounts at Merrill Lynch Banks or deposited with a depository institution through the Insured SavingsSM Account (the “Insured Savings Account”). Free cash balances held in CMA accounts will be invested automatically or deposited through the Money Account selected by the CMA subscriber as the Primary Money Account. This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization of the Visa Account. The shares of the Funds also may be purchased by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more.

Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa® Gold Program described in the CMA Program Description or an additional $75 annual program fee is charged for participation in the CMA Visa® SignatureSM Program, as described in the CMA program description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time.

The information in this document should be read in conjunction with the description of the Merrill Lynch Cash Management Account program which is furnished to all CMA subscribers. Reference is made to such description for information with respect to the CMA program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each of such CMA Funds and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund and CMA Treasury Fund and the Insured Savings Account Fact Sheet. For more information about the Merrill Lynch Cash Management Account program, call toll-free from anywhere in the U.S. 1-800-CMA-INFO (1-800-262-4636).

Unless otherwise indicated, the information set forth in this Statement of Additional Information is applicable to each Fund. Management of the Trust and of Tax-Exempt Fund has considered the possibility that the use of a combined prospectus may subject a CMA Fund or CMA Funds to liability for an alleged misstatement relating to another CMA Fund or CMA Funds. Management believes this possibility is remote.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 20, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust or the Tax-Exempt Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report to shareholders. You may request a copy of each Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

INVESTMENT OBJECTIVES AND POLICIES

Tax-Exempt Fund

Investment Objectives. The Tax-Exempt Fund is a no-load tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short term high quality tax-exempt securities. The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, according to bond counsel to the issuer, is exempt from Federal income tax (such obligations are herein referred to as “Tax-Exempt Securities”). The Tax-Exempt Fund may invest in certain otherwise tax-exempt securities which are classified as “private activity bonds” which may subject certain investors to a Federal alternative minimum tax. See “Taxes.” The investment objectives of the Tax-Exempt Fund described in this paragraph are a fundamental policy of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

The Tax-Exempt Fund can be expected to offer a lower yield than longer term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term Tax-Exempt Securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

Investment in Tax-Exempt Fund shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term Tax-Exempt Securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with a remaining maturity of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations and participations therein (see “Variable Rate Demand Obligations” below) and derivative or synthetic municipal instruments (see “Derivative Products” below). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short term maturity and quality standards of the Tax-Exempt Fund.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds or private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including variable rate demand obligations (“VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”), effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Securities and Exchange Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is

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dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments are typically based upon the public Securities Association Index or some other appropriate interest rate adjustment index.

The Tax-Exempt Fund may also invest in VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically commercial banks (“institutions”). Participating VRDOs provide the Tax-Exempt Fund with a specific undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed 7 days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. The Tax-Exempt Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund’s restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

The Tax-Exempt Fund has been advised by its counsel that the Tax-Exempt Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations provided that the Tax-Exempt Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is presently contemplated that the Tax-Exempt Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. The Tax-Exempt Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods when prevailing interest rates have increased, the Tax-Exempt Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products. The Tax-Exempt Fund may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which the Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell (“put”) the Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a

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swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Tax-Exempt Fund may also invest in other forms of Derivative Products.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Tax-Exempt Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Derivative Products would be deemed taxable.

Municipal Lease Obligations. Also included within the general category of the Tax-Exempt Securities are certificates of participation, (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issue for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Tax-Exempt Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Tax-Exempt Fund’s net assets. The Tax-Exempt Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Purchase or Sale of Tax-Exempt Securities on a Delayed Delivery Basis or on a When-Issued Basis. Tax-Exempt Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Tax-Exempt Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Tax-Exempt Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of the Tax-Exempt Fund’s net assets would become so committed. Purchasing Tax-Exempt Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Tax-Exempt Fund will maintain a separate account at its custodian consisting of cash or liquid Tax-Exempt Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Purchase of Securities with Fixed Price “Puts.” The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller

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at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value.

Short Term Maturity Standards. All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of not more than 397 days (13 months). The dollar-weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less. The maturity of VRDOs (including Participating VRDOs) is deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDO upon demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the Tax-Exempt Fund through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

High Quality Standards. The Tax-Exempt Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which (i) are secured by a pledge of the full faith and credit of the United States, or (ii) are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. The Tax-Exempt Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and Standard & Poor’s. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of standby letters of credit or similar commitments issued by financial institutions and, in such instances, the Board of Trustees and the Manager will take into account the obligation of the financial institution in assessing the quality of such instrument. The Tax-Exempt Fund may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Tax-Exempt Securities and such ratings, see “Information Concerning Tax-Exempt Securities” in the Appendix.

Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and, while the types of short term Tax-Exempt Securities in which the Tax-Exempt Fund invests are not completely risk free, such securities are generally considered by the Manager to have low risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. These securities have a lower principal risk compared to lower rated obligations and generally to longer term obligations which entail the risk of changing conditions over a longer period of time.

Other Factors. Management of the Tax-Exempt Fund will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on the Tax-Exempt Fund’s portfolio. Because the Tax-Exempt Fund does not intend to realize taxable investment income, it will not invest in taxable short term money market securities. Tax-Exempt Securities generally do not trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when the Tax-Exempt Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or maturities of portfolio securities. The Tax-Exempt Fund may also be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be fully invested would lower the yield on the portfolio.

The Tax-Exempt Fund’s portfolio holdings represent a significant percentage of the market in short term tax-exempt securities and the yield on the portfolio could be negatively impacted from time to time by the lack of availability of short term high quality Tax-Exempt Securities. The Tax-Exempt Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund’s shareholders to issue additional shares.

Current Investment Restrictions. The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed

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without the approval of the holders of a majority of the Tax-Exempt Fund’s outstanding shares (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Tax-Exempt Fund may not:

(1) purchase any securities other than Tax-Exempt Securities referred to herein and in the Appendix under the heading “Information Concerning Tax-Exempt Securities”;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Tax-Exempt Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Tax-Exempt Securities subject to put options as set forth herein and in the Appendix L under the heading “Information Concerning Tax-Exempt Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Tax-Exempt Securities (the acquisition of a portion of an issue of Tax-Exempt Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940, as amended (the “Investment Company Act”));

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities;

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(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

As discussed below under “Proposed Investment Restrictions,” the Board of Trustees of the Tax-Exempt Fund has approved, and shareholders of the Fund are currently considering, the replacement of the Fund’s existing investment restrictions with a set of standard fundamental and non-fundamental investment restrictions.

State Funds

The investment objectives of each State Fund are to seek current income exempt from Federal and the designated state’s personal income taxes and, in certain instances, local personal income taxes and, where applicable, value exempt from state personal property taxes and/or local intangible personal property taxes. There can be no assurance that each State Fund’s investment objectives will be achieved. Each State Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments (“Derivative Products”), the interest from which is exempt, in the opinion of counsel to the issuer, from Federal income taxes, the designated state’s income taxes and in certain instances, state (and, where applicable, local) personal income taxes. It is expected that the value of such investments would be exempt from state personal property taxes and/or local intangible personal property taxes, where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the State Fund’s outstanding securities (as defined below). Reference is made to “How the Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a non-diversified fund under the Investment Company Act.

The State Funds ordinarily do not intend to realize investment income not exempt from Federal income taxes, the personal income taxes of the respective designated states and/or, if applicable, local personal income taxes or to hold securities the value of which would be subject to state and/or local intangible personal property taxes. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal income tax but not state or, where relevant, local personal income taxes and the value of which may be subject to state or local intangible personal property taxes. Such obligations, either separately or together with State Municipal Securities, are herein referred to as “Municipal Securities.”

The State Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the State Funds will invest, as described in the Prospectus (hereinafter referred to as “State Municipal Securities” or “Municipal Securities”), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the State Funds invest solely in short-term securities, however, the market value of each State Fund’s portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates.

Except during temporary defensive periods, each State Fund will invest at least 65% of its total assets in State Municipal Securities and at least 80% of its net assets in Municipal Securities. The New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Securities. Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See “Taxes.” The

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percentage of each State Fund’s net assets invested in “private activity bonds” will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund, except the New Jersey Fund, reserves the right as a defensive measure to invest temporarily more than 35% of its total assets in Municipal Securities other than its respective State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management, L.P. (the “Manager”), prevailing market or financial conditions warrant. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Securities other than New Jersey Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant. This could cause distributions to be subject to New Jersey Income Tax.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as “private activity bonds.” A State Fund’s policy with respect to investments in “private activity bonds” is not a fundamental policy of that State Fund and may be amended by the Trustees of the Trust without the approval of the State Fund’s shareholders. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies — Other Factors.”

Investment in State Fund shares offers several potential benefits. The State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which the State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards.

Certain of the instruments in which the State Funds invest, including VRDOs and Derivative Products, effectively provide the State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, the State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the State Fund.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the

8

unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates on are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each State Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide the State Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDOS is backed by an irrevocable letter of credit or guaranty of the financial institution. A State Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Each State Fund has been advised by counsel to the Trust that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no State Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to State Funds’ restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A State Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a State Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products. The State Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a State Fund holds an interest in one or more Underlying Bonds coupled with a put to sell that Fund’s interest in the Underlying Bonds at par plus accrued interest to a Liquidity Provider. Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying Bond in accordance with a governing agreement. The State Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a State Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a State Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the State Fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the IRS, as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such State Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

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Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repayed and a State Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a State Fund.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are COPs issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A State Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such State Fund’s net assets. A State Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Short Term Maturity Standards. All of the investments of the State Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a State Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the State Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

Quality Standards. Each State Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by a nationally recognized statistical rating organization (an “NRSRO”) or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each State Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and Standard & Poor’s. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but

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also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The State Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K —“Information Concerning Municipal Securities.”

Taxable Securities in which the State Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are four NRSROs that rate Taxable Securities: Fitch, Moody’s, Standard & Poor’s and Thomson BankWatch, Inc. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Preservation of capital is a prime investment objective of the State Funds, and while the types of money market securities in which the State Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreement and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each State Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Single State Risk. Each State Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Securities and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each State Fund’s portfolio will be comprised primarily of short term, high quality securities, each State Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities. See Appendices A through J hereto for special considerations and risk factors specific to each State Fund.

Other Factors. Management of the State Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each State Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a State Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A State Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such State Fund’s portfolio.

A State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the State Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

In view of the possible “concentration” of the State Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a State Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the State Funds,

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which could have a negative impact on the yield of the portfolios. Each State Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the State Fund’s shareholders to issue additional shares.

When-issued and Delayed Delivery Transactions. Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions involve the purchase or sale of securities by a State Fund at an established price with payment and delivery taking place in the future. The State Fund enters into these transactions to obtain what is considered an advantageous price to the State Fund at the time of entering into the transaction. The State Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When a State Fund purchases securities in these transactions, the State Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a State Fund’s purchase price. The State Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

No new when-issued commitments will be made if more than 40% of a State Fund’s net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each State Fund will maintain a separate account at the Trust’s custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Taxable Money Market Securities. The State Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which the State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which the State Funds invest are essentially the same as those described above with respect to Municipal Securities. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

Repurchase Agreements. The State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

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From time to time, the State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Current Investment Restrictions. The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No State Fund may:

(1) purchase any securities other than securities referred to under “How the Funds Invest” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and Appendix K — “Information Concerning Municipal Securities”;

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

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(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14) issue senior securities to the extent such issuance would violate applicable law.

In addition to the foregoing, the State Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.

As discussed below under “Proposed Investment Restrictions,” the Board of Trustees of the State Funds has approved, and shareholders of the Fund are currently considering, the replacement of the Fund’s existing investment restrictions with a set of standard fundamental and non-fundamental investment restrictions.

Proposed Investment Restrictions

At meetings held on September 7, 2000, the Boards of Trustees of all of the CMA Funds, including the Tax-Exempt Fund and the State Funds, approved certain changes to the fundamental and non-fundamental investment restrictions of each Fund. These changes were proposed in connection with the creation of a set of standard fundamental and non-fundamental investment restrictions that would be adopted, subject to shareholder approval, by all of the CMA Funds. The proposed uniform investment restrictions are designed to (i) modernize each Fund’s policies that are required to be fundamental and make them consistent with each other and those of other money market funds advised by the Manager and its affiliates and (ii) delete or reclassify as non-fundamental any policies that are not required to be fundamental under the Investment Company Act. Non-fundamental policies can be changed by a vote of a majority of the Fund’s Board of Trustees at any time without shareholder approval, subject to compliance with applicable Commission disclosure requirements. The investment objectives and policies of the Funds will be unaffected by the adoption of the proposed investment restrictions.

Shareholders of each Fund are currently considering whether to approve the proposed revised investment restrictions. If such shareholder approval is obtained, each Fund’s current investment restrictions will be replaced by the proposed restrictions, and this Statement of Additional Information will be supplemented to reflect such change. Under the proposed fundamental investment restrictions, each Fund may not:

1.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

2.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

3.	Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by applicable law in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

4.	Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

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6.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

7.	Issue senior securities to the extent such issuance would violate applicable law.

Applicable to all CMA Funds except the Series of CMA Multi-State Municipal Series Trust

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Under the proposed non-fundamental investment restrictions, each Fund may not:

9.	Make short sales of securities or maintain a short position.

10.	Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11.	Write, purchase or sell puts, calls or combinations thereof.

Non-Diversified Status

The State Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a State Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. Each Fund’s investments are limited, however, in order to allow each State Fund to qualify as a “regulated investment company” (“RIC”) under the Code. See “Taxes.” To qualify, the Trust will limit each State Fund’s investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each State Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each State Fund’s total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective State Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the State Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the State Fund’s yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees of each Fund consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees of each CMA Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Information about the Trustees and executive officers of each Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Trustee of each Fund(1)(2) — Executive Vice President of the Manager and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.

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RONALD W. FORBES (60) — Truste of each Fund(2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

CYNTHIA A. MONTGOMERY (48) — Trustee of each Fund(2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUMProvident Corporation since 1990 and Director, Newell Rubbermaid, Inc. since 1995.

CHARLES C. REILLY (70) — Trustee of each Fund(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

KEVIN A. RYAN (68) — Trustee of each Fund(2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and director thereof until 1989; Professor from 1982 until 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

ROSCOE S. SUDDARTH (65) — Trustee of each Fund(2)(3) — 7403 Mackenzie Ct., Bethesda MD 20817. Former President, Middle East Institute, since 1995; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

RICHARD R. WEST (63) — Trustee of each Fund(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne &Co., Inc. (financial printers), Vornado Realty Trust, Inc., Vornado Operating Company (real estate holding company) and Alexander’s Inc. (real estate company).

EDWARD D. ZINBARG (66) — Trustee of each Fund(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

VINCENT R. GIORDANO (56) — Senior Vice President of each Fund(1)(2) — Senior Vice President of the Manager and MLIM since 1984; Senior Vice President of Princeton Services since 1993.

EDWARD J. ANDREWS (40) — Vice President and Portfolio Manager of CMA New York Fund(1)(2) — Vice President of MLIM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.

PETER J. HAYES (41) — Vice President and Portfolio Manager of CMA Tax-Exempt Fund(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1988 to 1997.

KENNETH A. JACOB (50) — Vice President of each Fund(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.

KEVIN A. SCHIATTA (45)— Vice President and Portfolio Manager of CMA Massachusetts and Ohio Funds(1)(2)— Vice President of MLIM since 1985.

STEVEN LEWIS (37) — Vice President and Portfolio Manager of CMA California, Connecticut and New Jersey Funds(1)(2) — Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1995 to 1998.

DARRIN SAN FILLIPPO (35) — Vice President and Portfolio Manager of CMA Arizona, Michigan, North Carolina and Pennsylvania Funds(1)(2) — Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.

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DONALD C. BURKE (41) — Vice President and Treasurer (1)(2) — First Vice President of the Manager and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and FAM from 1990 to 1997; Director of Taxation of the Manager since 1990.

PHILLIP S. GILLESPIE (36) —Secretary of each Fund(1)(2) — First Vice President of MLIM since 2001; Director of MLIM Legal Advisory from 2000 to 2001; Vice President of MLIM Legal Advisory from 1999 to 2000 and Attorney associated with the Manager and MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the applicable Fund.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3)	Member of the applicable Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

As of July 1, 2001, the Trustees and officers of Tax-Exempt Fund as a group and the State Funds as a group owned an aggregate of less than 1% of the outstanding shares of the Funds. At such date, Mr. Glenn, a Trustee and officer of each CMA Fund, and the other officers of the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

Pursuant to the terms of separate management agreements between the Trust on behalf of each State Fund and the Manager and between Tax-Exempt Fund and the Manager (the “Management Agreements”), the Manager pays all compensation of officers and employees of the CMA Funds as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries. Each CMA State Fund and the Tax-Exempt Fund pays each non-interested Trustee an annual fee of $3,500 per year plus a $250 fee for each Board meeting attended and pays all Trustees’ actual out-of-pocket expenses relating to attendance at meetings. Each CMA Fund also compensates members of its Audit and Nominating Committee (the “Committee”), which consists of all the non-interested Trustees at a rate of $3,500 per year plus $250 per in person Committee meeting attended. The Co-Chairmen of the Committee each receive an additional annual fee of $1,000 per year.

The following tables show the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2001 and the aggregate compensation paid to them by all registered investment companies advised by the Manager and its affiliate, MLIM (“FAM/MLIM-advised funds”), for the calendar year ended December 31, 2000.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and MLIM/ FAM Advised Funds Paid to Trustees(1)
Tax-Exempt Fund
Ronald W. Forbes(1)(3)	$9,500	None	$295,008
Cynthia A. Montgomery(1)	$9,000	None	$264,008
Charles C. Reilly(1)(3)	$ 9,500	None	$352,050
Kevin A. Ryan(1)	$9,000	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$9,000	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Arizona Fund
Ronald W. Forbes(1)(3)	$256.69	None	$295,008
Cynthia A. Montgomery(1)	$231.01	None	$264,008
Charles C. Reilly(1)(3)	$231.01	None	$352,050
Kevin A. Ryan(1)	$231.01	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$231.01	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435

17

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and MLIM/ FAM Advised Funds Paid to Trustees(1)
California Fund
Ronald W. Forbes(1)(3)	$2,742.28	None	$295,008
Cynthia A. Montgomery(1)	$2,468.73	None	$264,008
Charles C. Reilly(1)(3)	$2,468.73	None	$352,050
Kevin A. Ryan(1)	$2,468.73	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$2,468.73	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Connecticut Fund
Ronald W. Forbes(1)(3)	$757.41	None	$295,008
Cynthia A. Montgomery(1)	$680.75	None	$264,008
Charles C. Reilly(1)(3)	$680.75	None	$352,050
Kevin A. Ryan(1)	$680.75	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$680.75	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Massachusetts Fund
Ronald W. Forbes(1)(3)	$481.63	None	$295,008
Cynthia A. Montgomery(1)	$433.62	None	$264,008
Charles C. Reilly(1)(3)	$433.62	None	$352,050
Kevin A. Ryan(1)	$433.62	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$433.62	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Michigan Fund
Ronald W. Forbes(1)(3)	$443.42	None	$295,008
Cynthia A. Montgomery(1)	$398.74	None	$264,008
Charles C. Reilly(1)(3)	$398.74	None	$352,050
Kevin A. Ryan(1)	$398.74	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$398.74	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
New Jersey Fund
Ronald W. Forbes(1)(3)	$1,210.14	None	$295,008
Cynthia A. Montgomery(1)	$1,090.57	None	$264,008
Charles C. Reilly(1)(3)	$1,090.57	None	$352,050
Kevin A. Ryan(1)	$1,090.57	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$1,090.57	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
New York Fund
Ronald W. Forbes(1)(3)	$2,558.81	None	$295,008
Cynthia A. Montgomery(1)	$2,302.56	None	$264,008
Charles C. Reilly(1)(3)	$2,302.56	None	$352,050
Kevin A. Ryan(1)	$2,302.56	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$2,302.56	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435

18

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and MLIM/ FAM Advised Funds Paid to Trustees(1)
North Carolina Fund
Ronald W. Forbes(1)(3)	$343.41	None	$295,008
Cynthia A. Montgomery(1)	$309.20	None	$264,008
Charles C. Reilly(1)(3)	$309.20	None	$352,050
Kevin A. Ryan(1)	$309.20	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$309.20	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Ohio Fund
Ronald W. Forbes(1)(3)	$523.70	None	$295,008
Cynthia A. Montgomery(1)	$470.92	None	$264,008
Charles C. Reilly(1)(3)	$470.92	None	$352,050
Kevin A. Ryan(1)	$470.92	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$470.92	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435
Pennsylvania Fund
Ronald W. Forbes(1)(3)	$682.51	None	$295,008
Cynthia A. Montgomery(1)	$613.90	None	$264,008
Charles C. Reilly(1)(3)	$613.90	None	$352,050
Kevin A. Ryan(1)	$613.90	None	$264,008
Roscoe S. Suddarth(1)(2)	—	None	$193,977
Richard R. West(1)	$613.90	None	$373,000
Edward D. Zinbarg(1)(2)	—	None	$242,435

(1)	The Trustees serve on the boards of FAM/MLIM-advised funds as follows: Mr. Forbes (51 registered investment companies consisting of 58 portfolios); Ms. Montgomery (51 registered investment companies consisting of 58 portfolios); Mr. Reilly (51 registered investment companies consisting of 58 portfolios); Mr. Ryan (51 registered investment companies consisting of 58 portfolios); Mr. Suddarth (51 registered investment companies consisting of 58 portfolios); Mr. West (66 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (51 registered investment companies consisting of 58 portfolios).
(2)	Mr. Suddarth and Mr. Zinbarg were elected Trustees of the CMA Funds on June 7, 2001 and did not receive compensation from the CMA Funds for the fiscal year ended March 31, 2001.
(3)	Co-Chairman of the Committee.

Trustees of the CMA Funds, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes FAM, MLIM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of any CMA Fund at net asset value. Each CMA Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of each CMA Fund must satisfy the Fund’s suitability standards.

Management and Advisory Arrangements

Management Services. The Trust has entered into separate Management Agreements on behalf of each State Fund and the Tax-Exempt Fund has entered into a separate Management Agreement with the Manager. Subject to the supervision of each Fund’s Board of Trustees, the Manager performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of each Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Funds, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of each Fund’s portfolio and constantly reviews each Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The

19

Manager provides the Funds with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreements.

Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or MLIM acts as an investment adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by the Manager or MLIM. To the extent that transactions on behalf of more than one client of the Manager or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Management Fee. Pursuant to the Management Agreements, the Manager presently receives a fee from each Fund at the end of each month at the following annual rates:

Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each Fund to the Manager for the fiscal years ended March 31, 2001, 2000 and 1999:

For the Year Ended March 31,
	2001	2000	1999
Tax-Exempt Fund	$37,603,042	$36,576,047	$35,897,862
Arizona Fund	$ 1,113,364	$ 1,060,932	$ 1,025,182
California Fund	$ 9,690,839	$ 8,704,241	$ 8,687,408
Connecticut Fund	$ 2,874,515	$ 2,524,856	$ 2,234,172
Massachusetts Fund	$ 2,133,020	$ 1,838,401	$ 1,483,533
Michigan Fund	$ 1,824,891	$ 1,926,333	$ 1,806,214
New Jersey Fund	$ 4,976,022	$ 4,289,924	$ 3,896,780
New York Fund	$ 9,110,896	$ 7,690,298	$ 6,833,444
North Carolina Fund	$ 1,496,996	$ 1,471,749	$ 1,425,986
Ohio Fund	$ 2,102,947	$ 2,086,560	$ 1,960,327
Pennsylvania Fund	$ 2,719,449	$ 2,599,328	$ 2,420,993

Payment of State Fund Expenses. Each State Fund Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operations and a portion of the Trust’s general administrative expenses allocated on the basis of asset size of the respective Fund. Such expenses include, among other things: taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by each Fund. The Trustees have determined that this is an appropriate method of allocation of expenses.

20

 Certain accounting services are provided to each State Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the State Fund. Each State Fund pays a fee for these services. In addition, the State Fund reimburses the Manager for the cost for certain additional accounting services. Set forth below are the reimbursements paid by each Fund to the Manager for the fiscal years ended March 31, 2001, 2000 and 1999.

Tax-Exempt Fund

Payment of Fund Expenses. The Tax-Exempt Fund Management Agreement obligates the Manager to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of each Fund, to pay all compensation of and furnish office space for officers and employees of Tax-Exempt Fund, as well as the fees of all Trustees of Tax-Exempt Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see “Purchase of Shares” and “Redemption of Shares” below), Tax-Exempt Fund pays all other expenses incurred in its operations, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, reports, prospectuses and statements of additional information sent to current shareholders (except to the extent paid for by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of non-affiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Tax-Exempt Fund. Certain accounting services are provided to the Tax-Exempt Fund State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Tax-Exempt Fund. Tax-Exempt Fund pays a fee for these services. In addition, the Tax-Exempt Fund reimburses the Manager for the cost for certain additional accounting services. Set forth below are the reimbursements paid by each Fund to the Manager for the fiscal years ended March 31, 2001, 2000 and 1999.

	Paid to State Street For the Year Ended March 31,
		Paid to the Manager
		for the year ended March 31,
	2001*	2001	2000	1999

Tax-Exempt Fund	$245,248	$805,056	$484,036	$386,107
Arizona Fund	$ 14,255	$ 77,703	$ 27,241	$ 45,973
California Fund	$ 76,423	$318,212	$148,224	$ 182,407
Connecticut Fund	$ 28,408	$134,429	$ 32,583	$ 79,100
Massachusetts Fund	$ 23,399	$ 55,155	$ 45,100	$ 61,612
Michigan Fund	$ 19,873	$ 71,768	$ 69,007	$ 58,678
New Jersey Fund	$ 47,077	$ 71,486	$116,841	$ 94,658
New York Fund	$ 76,726	$272,790	$ 49,383	$ 134,062
North Carolina Fund	$ 17,562	$ 76,084	$ 56,798	$ 51,784
Ohio Fund	$ 22,048	$ 96,371	$ 60,013	$ 83,806
Pennsylvania Fund	$ 27,669	$ 67,485	$ 82,671	$ 68,305

*	Represents payments pursuant to the agreement with State Street effective January 1, 2001.

For information as to the distribution fee paid by each Fund to Merrill Lynch pursuant to the Distribution Agreement, see “Purchase and Redemption of Shares” below.

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

The Asset Management Group of ML & Co. (which includes the Manager) acts as the investment adviser for more than 50 registered investment companies and provides investment advisory services to individuals and institutional accounts. As of May 2001 the Asset Management Group had a total of approximately $545 million in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Manager.

21

Each CMA Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the applicable Fund. Each CMA Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the applicable Fund and was reimbursed by such Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to each CMA Fund and each CMA Fund reimburses the Manager for the cost of these services.

Duration and Termination. Unless earlier terminated as described herein, the Management Agreements will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by vote of the shareholders of the respective Fund.

Distribution Expenses. Each CMA Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of such Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each CMA Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Transfer Agency Services

Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each CMA Fund’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $10.00 per account and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Set forth below are the fees paid by each CMA Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the year ended March 31, 2001.

For the Year Ended March 31, 2001
Tax-Exempt Fund	$1,266,727
Arizona Fund	$ 20,594
California Fund	$ 208,102
Connecticut Fund	$ 49,062
Massachusetts Fund	$ 56,438
Michigan Fund	$ 50,446
New Jersey Fund	$ 118,819
New York Fund	$ 222,892
North Carolina Fund	$ 43,527
Ohio Fund	$ 58,269
Pennsylvania Fund	$ 81,787

22

Code of Ethics

The Board of Trustees of the State Funds and Tax-Exempt Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the State Funds and Tax-Exempt Fund, the Manager, MLAM U.K. and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the State Funds or Tax-Exempt Fund.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Purchase of Shares by CMA Subscribers

Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa® Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special Accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa®Gold Program at any time. Shares of the Funds may also be purchased directly through the CMA Funds’ Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

Purchase of shares of a CMA Fund designated as the Primary Money Account will be made pursuant to the CMA automatic purchase procedures described below. Purchases of shares of the Funds also may be made pursuant to the manual procedures described below. If a Fund exercises its right to suspend or otherwise limit sales of its shares, as discussed under “Investment Objectives and Policies — Other Factors,” amounts that would have been applied to the purchase of such Fund’s shares will be applied to the purchase of shares of the Tax-Exempt Fund or one of the other State Funds, an account at a Merrill Lynch Bank or the Insured Savings Account depending on which is designated by the participant as the secondary investment account (the “Secondary Money Account”). However, dividends declared on shares of the CMA Fund designated as the Primary Money Account will continue to be reinvested in that Fund. If the participant has not designated a Secondary Money Account, additional purchases through the CMA program will be made in shares of Tax-Exempt Fund rather than in shares of the Fund designated as the Primary Money Account.

Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Consultants. At that time, a subscriber may instruct his or her financial consultant to redeem shares of a CMA Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program for any reason.

Shares of the Funds are offered continuously for sale by Merrill Lynch without sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after receipt by a Fund of an automatic or manual purchase order. Shares purchased will receive the next dividend declared after the shares are issued, which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not become effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when the Funds receive such funds). There are no minimum investment requirements for CMA subscribers other than for manual purchases.

Automatic Purchases. Free cash balances arising in a CMA account are automatically invested in shares of a Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free cash balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free cash balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to the Funds and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of securities settling on a same day

23

basis will also be invested in shares on the next business day following receipt. Free cash balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to the Funds and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free cash balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Consultant for information concerning the local office’s cashiering deadline, which is dependent on such office’s arrangements with its commercial banks. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

Manual Purchases. Subscribers to the CMA service may make manual investments of $1,000 or more at any time in shares of a Fund not selected as their Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA subscribers desiring further information on this method of purchasing shares should contact their Merrill Lynch Financial Advisors.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the Cash Management Account Program for any reason.

All purchases of CMA Fund shares and dividend reinvestments will be confirmed to CMA subscribers (rounded to the nearest share) in the CMA Account Statement which is sent to all CMA participants monthly.

Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital ManagementSM account (“WCMA”), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program as well as information concerning charges for participation in the program, is available from Merrill Lynch.

Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first, to the payment of pending securities transactions or other charges in the participant’s securities account, second, to reduce outstanding balances in the lines of credit available through such program and third, to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

 From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA Account may not be available in such programs. For more information on the services available under such programs, participants should contact their Merrill Lynch Financial Advisors.

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Purchase of Shares by Non-CMA Subscribers

General.

Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds’ Transfer Agent who are not subscribers to the CMA program. Shareholders of the Funds not subscribing to such program will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or the automatic investment of free cash balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

Payment to the Transfer Agent. Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

The Funds have been created for the purpose of being part of the CMA program or as part of other Merrill Lynch central asset account programs, and they do not offer certain typical money fund features such as exchange privileges. There are money market funds which have investment objectives similar to the CMA Funds and which offer check writing and exchange privileges, including others sponsored by Merrill Lynch (Merrill Lynch, however, does not sponsor money funds outside the CMA program which seek to provide income exempt from state or city income taxes). Prior to making an investment in any such money fund, an investor should obtain and read the prospectus of such money market fund.

Shares of each Fund are offered continuously for sale by Merrill Lynch without a sales load at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal funds become available to the selling Fund. If Federal funds are available to such Fund prior to 12 noon on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

 As described under “Investment Objectives and Policies “each Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of the Tax-Exempt Fund are suspended, shareholders who have designated such Fund as their Primary Money Account will be permitted to designate one of the State Funds (if available) as their primary account. If sales of a State Fund are suspended, Shareholders who have designated such Fund as their Primary Money Account will be permitted to designate the Tax-Exempt Fund (if available) as their primary account. Shareholders in the Funds may alternatively designate the Insured Savings Account or an account at a Merrill Lynch Bank as their Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at a Merrill Lynch Bank.

Distribution Plans

Each Fund has entered into a distribution agreement (each a “Distribution Agreement”) with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for the Fund. The Distribution Agreements obligate Merrill Lynch to pay certain expenses in connection with the offering of the shares of each Fund. After the

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prospectus, statement of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch will also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Tax-Exempt Fund and the Trust, on behalf of each State Fund, have also adopted a separate Distribution and Shareholder Servicing Plans in compliance with Rule 12b-1 under the Investment Company Act (the “Distribution Plans”) pursuant to which Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program, to investors maintaining securities accounts at Merrill Lynch who are not subscribers to the CMA programs and to investors maintaining accounts directly with the Transfer Agent, except that the value of Fund shares in accounts maintained directly with the Transfer Agent that are not serviced by Merrill Lynch Financial Advisors will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The distribution fees principally compensate Merrill Lynch Financial Advisors and other Merrill Lynch personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see “Management of the Funds — Management and Advisory Arrangements”) between Tax-Exempt Fund and the Manager, or in the case of the State Funds, between the Trust and the Manager. The Trustees believe that the Funds’ expenditures under the Distribution Plans benefit the Funds and their shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the fiscal years ended March 31, 2001, 2000 and 1999. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

For the Year Ended March 31,
	2001	2000	1999
Tax-Exempt Fund	$12,216,900	$11,800,900	$11,618,652
Arizona Fund	$ 278,384	$ 263,542	$ 252,963
California Fund	$ 2,936,933	$ 2,586,619	$ 2,589,655
Connecticut Fund	$ 735,224	$ 632,217	$ 556,486
Massachusetts Fund	$ 532,963	$ 453,159	$ 369,059
Michigan Fund	$ 454,632	$ 477,787	$ 450,367
New Jersey Fund	$ 1,367,840	$ 1,144,594	$ 1,033,214
New York Fund	$ 2,747,570	$ 2,260,684	$ 1,981,066
North Carolina Fund	$ 373,634	$ 365,734	$ 355,105
Ohio Fund	$ 525,053	$ 517,420	$ 484,767
Pennsylvania Fund	$ 689,019	$ 649,944	$ 604,797

The payment of the distribution fees under the Distribution Agreements is subject to the provisions of each Fund’s Distribution Plan and Rule 12b-1. Among other things, each Distribution Plan provides that Merrill Lynch shall provide and the Trustees of the Funds shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the respective Fund and its shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. A Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective CMA Fund. Finally, a Distribution Plan cannot be amended to increase materially the

26

amount to be spent by the respective CMA Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for that purpose.

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

     Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price of a Fund is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value at 12 noon, Eastern time, on any day that the New York Stock Exchange (the “NYSE”) or New York banks are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after
12 noon, the redemption will be effective on the next business day and payment will be made on such next day.

Redemption of Shares by CMA Subscribers

Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA account created by securities transaction activity therein or to satisfy debit balances created by Visa® card purchases, cash advances or checks written against the Visa Account. Each CMA account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated CMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account or with a Merrill Lynch Bank will be withdrawn, to the extent necessary to satisfy any remaining debits the visa account. Automatic redemptions or withdrawals will be made first from the participant’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the participant first established. Margin loans through the Investor CreditLineSMservice will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-primary Money Accounts, and shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, or into account at a Merrill Lynch Bank, until all debits and margin loans in the account are satisfied.

Merrill Lynch, in conjunction with an affiliate, offers modified features, the CMA Visa® Gold Program, and the CMA Visa® SignatureSMProgram to the CMA account for individual shareholders. Participants in the CMA Visa® Gold Program or CMA Visa® SignatureSM Program may purchase goods or services at participating merchants with the Visa® Gold or Visa® Signature card. Such purchases may be paid for by automatic debit on the fourth Wednesday of each month. See the CMA program description for more information concerning the CMA Visa® Gold Program and CMAVisa® Signature Programs.

Shareholders of the Funds may arrange to have periodic investments made in certain other mutual funds sponsored by Merrill Lynch through the CMA Automated Investment Program. Under this program, the shareholder’s Money Account will be automatically debited at periodic intervals in an amount of $250 or more, as selected by the shareholder, and investment made in the fund the shareholder has designated. Further information on this program is available from Merrill Lynch.

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 As set forth in the current description of the CMA Program, it is expected that participants whose Securities Accounts are margin accounts with or through the Investor CreditLineSM service will be permitted to designate minimum balances to be maintained in shares of the CMA Funds or in deposits made pursuant to the Insured Savings Account (the “Minimum Money Accounts Balance”). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the CMA account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.

Manual Redemptions. Shareholders who are subscribers to the CMA program may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “1934 Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Shareholders desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisors.

All redemptions of Fund shares will be confirmed to CMA subscribers in the CMA Account Statement which is sent to all CMA participants monthly.

Redemption of Shares by Non-CMA Subscribers

Shareholders may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by CMA Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

Shares of the Funds must be held in either a CMA account or through the Transfer Agent. Shareholders who no longer maintain a CMA account will have their shares automatically redeemed unless they elect to open an account for such shares through the Transfer Agent. Such shareholders will no longer receive any of the services available to CMA program participants.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such CMA Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment

28

has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such CMA Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

DETERMINATION OF NET ASSET VALUE

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of each Fund is determined by the Manager at 12 noon, Eastern time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00, but no assurance can be given in this regard.

Each Fund values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). Each Fund will invest only in securities determined by Fund Trustees to be of high quality with minimal credit risks. In addition, Fund Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an “amortized cost” basis will be reported to Fund Trustees by the Manager. In the event Fund Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a CMA Fund, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of such CMA Fund by having each shareholder proportionately contribute shares to the Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, shareholders will contribute proportionately to the affected Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in each Fund.

Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes — Taxes.”

YIELD INFORMATION

Each Fund normally computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one

29

share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period subtracting a hypothetical Shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period return, and then multiplying the result by 365 and then dividing by seven. This calculation, does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compound yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by each Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

Seven-Day Period Ended March 31, 2001 (Excluding gains Fund and losses)
Tax-Exempt Fund	2.88%
Arizona Fund	2.81%
California Fund	2.59%
Connecticut Fund	2.77%
Massachusetts Fund	2.89%
Michigan Fund	2.83%
New Jersey Fund	2.75%
New York Fund	2.83%
North Carolina Fund	2.86%
Ohio Fund	3.14%
Pennsylvania Fund	2.96%

The Funds may each provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Funds may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

State Funds. On occasion, each State Fund may compare its yield to (i) industry averages compiled by MoneyNet Inc.’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of each State Fund’s yield or relative performance for any future period. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

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Tax-Exempt Fund. On occasion, Tax-Exempt Fund may compare its yield to (i) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (ii) yield data published by Lipper Analytical Services, Inc., (iii) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (iv) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of Tax-Exempt Fund’s yield or relative performance for any future period.

PORTFOLIO TRANSACTIONS

Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and the officers of each Fund, the Manager is primarily responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

State Funds. The money market securities in which the State Funds invest are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, each State Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which each State Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transaction of each State Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust, may not serve as a State Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis. A State Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.

Prior to the receipt of the exemptive order described below, the State Funds could be purchase securities in principal transactions from Merrill Lynch, although they could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with a rule adopted under the Investment Company Act. The Commission has issued an exemptive order permitting the State Funds to conduct principal transactions with Merrill Lynch in Municipal Securities with remaining maturities of one year or less. This order contained a number of conditions, including conditions designed to ensure that the price to a State Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the Trust that it will in no way, at any time, attempt to influence or control the activities of any State Fund or the Manager in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with a State Fund no greater than its customary dealer spread for transactions of the type involved.

Tax-Exempt Fund. The portfolio securities in which Tax-Exempt Fund invests are traded primarily in the OTC market. Where possible, Tax-Exempt Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The Tax-Exempt Securities in which Tax-Exempt Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of Tax-Exempt Fund primarily will consist of dealer spreads and underwriting

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commissions. Under the Investment Company Act, a person affiliated with Tax-Exempt Fund is prohibited from dealing with Tax-Exempt Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, an affiliated person of Tax-Exempt Fund may not serve as Tax-Exempt Fund’s dealer in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of Tax-Exempt Fund may serve as Tax-Exempt Fund’s broker in OTC transactions conducted on an agency basis. Tax-Exempt Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act or, likewise, under an exemptive order.

Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2001, 2000 and 1999.

	For the Year Ended March 31,
	2001		2000		1999
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Tax-Exempt Fund	63	$1,299.5	32	$952.5	12	$322.4
Arizona Fund	9	$ 21.7	12	$ 23.9	10	$ 23.0
California Fund	50	$ 666.4	16	$176.2	43	$754.3
Connecticut Fund	19	$ 127.4	28	$117.3	17	$ 87.8
Massachusetts Fund	10	$ 81.6	7	$ 42.0	1	$ 5.6
Michigan Fund	6	$ 65.6	12	$ 95.6	12	$ 61.2
New Jersey Fund	12	$ 130.7	20	$146.3	10	$ 38.6
New York Fund	4	$ 17.7	0	—	0	—
North Carolina Fund	25	$ 76.9	40	$133.9	4	$ 10.3
Ohio Fund	0	—	0	—	2	$ 3.3
Pennsylvania Fund	0	—	9	$ 29.8	7	$ 29.2

*	in millions

The Trustees of the Funds have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, dealer spreads received by Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by a Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

The Funds do not expect to use one particular dealer but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

DIVIDENDS AND TAXES

Dividends

Dividends are declared and reinvested daily by each Fund in the form of additional shares at net asset value. Each Fund’s net income for dividend purposes is determined at 12 noon, Eastern time, on each day the NYSE or New York banks are open for business, immediately prior to the determination of such Fund’s net asset value on that day (see “Determination of Net Asset Value”). Such reinvestments will be reflected in shareholders’ monthly

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CMA transaction statements. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption, except that in those instances where shareholders request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of each Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

Net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of the Fund (including the fees payable to the Investment Adviser) for the period, (iii) plus or minus all realized gains and losses on portfolio securities. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected in each CMA Fund’s net assets and are not included in the calculation of net income.

TAXES

Federal

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as each Fund so qualifies, such Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Funds intend to distribute substantially all of such income.

As discussed in the Prospectus, the CMAMulti-State Municipal Series Trust has a number of series, each referred to herein as a “State Fund”. Each State Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus and herein. Losses in one do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the State Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of the Fund’s taxable year. To the extent that the dividends distributed to a Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes.

Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest

33

dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds”, if any, held by a Fund.

To the extent that any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time a shareholder has owned a Fund’s shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of each Fund’s taxable year, shareholders will be provided with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

 The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference”, which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. Each Fund will purchase such “private activity bonds” and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings”, which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If the value of assets held by a Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty

34

law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain Code provisions, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated

35

as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund may not be liable for any personal income or corporate excise

tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”).

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains vary from 0% to 5% based on the holding period of the asset generating the gain. Capital gain dividends of a mutual fund are taxed at the 5% rate unless the Fund provides certain information to the Massachusetts Commissioner of Revenue and to its shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide such information; accordingly, all of its capital gain dividends will be taxable at the 5% rate. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, that relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate will begin a gradual reduction beginning in year 2000, from the present 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The single business tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year beginning in 1999.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax

36

purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York. The portion of exempt-interest dividends equal to the proportion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

37

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the United States Securities & Exchange Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the tax laws for the State Fund designated states as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

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GENERAL INFORMATION

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds

are the only series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective series and in net assets of such series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

The Declaration of Trust establishing the Multi-State Municipal Series Trust, as amended (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name “CMA Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard for his or her duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

The Manager provided the initial capital for each Fund by purchasing 100,000 shares of each Fund. Such shares were acquired for investment and can only be disposed of by redemption. Excepting the Arizona Fund, the organizational expenses of each Fund were paid by the respective Fund and were amortized over a period not exceeding five years from such Fund’s commencement of operations. The organizational expenses of the Arizona Fund ($35,700) were paid by the Arizona Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

Description of Tax-Exempt Fund Shares

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of a single class. Upon liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares are fully paid and nonassessable by the Funds. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and to vote in the election of Trustees and on other matters submitted to the vote of shareholders.

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The Declaration of Trust does not require that the Fund hold annual meetings of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

The Declaration of Trust establishing the Tax-Exempt Fund refers to the Trustees collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Tax-Exempt Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of Tax-Exempt Fund but the Trust Property only shall be liable. Copies of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in Tax-Exempt Fund. Each share represents an equal proportionate interest in Tax-Exempt Fund with each other share. Upon liquidation of Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of Tax-Exempt Fund are fully paid and non-assessable by Tax-Exempt Fund.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of Tax-Exempt Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund except under certain limited circumstances set forth in the Declaration of Trust.

Independent Auditors
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Trust and the Tax-Exempt Fund. The selection of independent auditors is subject to approval by the non-interested Trustees of the Funds. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Accounting Services Provider
State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for each Fund.

Custodian
State Street Bank and Trust Company (the “Custodian”), P.O. Box 1713, Boston, Massachusetts 02101 acts as custodian of each Fund’s assets. The Custodian is responsible for safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments.

Transfer Agent
Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as each Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares — Through the Transfer Agent” in the Prospectus.

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Legal Counsel

Sidley Austin Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust and the Tax-Exempt Fund.

Reports to Shareholders

The fiscal year of each Fund ends on March 31. Each Fund sends to its shareholders, at least semi-annually, reports showing each Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year.

Shareholder Inquiries

Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information with respect to the shares of each Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Cash Management Account financial service program is also marketed by Merrill Lynch under the registered service mark “CMA.”

To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund’s shares as of June 1, 2001, except that the following person owned beneficially 5% or more of the Arizona and North Carolina Funds:

Name	Address	Percent of Class
Harriet M. Gruber, Steven Gruber, Marian Gruber Montgomery James M. Gruber Trustees, Alan R. Gruber	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.2% of CMA Arizona Municipal Money Fund

Ralph W. Ketner	800 Scudders Mill Road Plainsboro, New Jersey 08536	6.2% of CMA North Carolina Municipal Money Fund

FINANCIAL STATEMENTS

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its respective 2001 Annual Report. You may request a copy of each Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

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APPENDIX A
ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, economists agree that the State’s economy will continue to grow, though at a more sustainable rate, throughout 2001.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climactic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. In the last decade, the State’s population increased 40% to 5.13 million, the population is predicted to increase approximately 2.7% annually through 2002. Between 1990 and 2000, Maricopa County, the State’s most populous county, had the single largest population inflow (in absolute terms) of any county in the country. With a current population of more than 3.07 million, Maricopa County is home to more people than 21 states.

Part of the State’s recent popularity can be attributed to the favorable job climate. For the period from 1993 to 1999, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. Though the rate showed a moderate slowing in 1999, Arizona’s job growth was still fast enough to rank second in the nation. Job growth increased 4.6% in 2000, two to three times the national average. A relatively sound United States economy, a recovery in Asian markets, and continued growth in retail trade, manufacturing and services enabled the State to realize these positive, though more modest, gains. Unemployment in Arizona declined in the last four years from an average of 5.5% in 1996 to 3.8% in 2000. However, during the first four months of 2001, the unemployment rate increased to 4.3%.

The State’s recent economic growth has enabled Arizonans to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high numbers of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income nevertheless grew by nearly 4.5% by 1999. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 4.3% in 1999.

The State government’s fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year from 1993 through 1998. However, during fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the surplus at June 30, 1999 to approximately $70 million. On April 16, 1999, the Governor signed the State’s $12 billion budget for the 2000 and 2001 fiscal years. Although an amendment to the State’s Constitution requiring a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenues if needed, the State has placed in excess of $400 million of its surplus revenues in a rainy-day fund to protect against such an eventuality.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. The Supreme Court

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directed the State Legislature to make appropriate changes in the system to rectify this disparity. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund which was originally intended to be capitalized by annual State appropriations. However, the Governor recently proposed, and the Arizona voters approved, at the November 7, 2000 general election, a plan to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district which exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of school districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County has achieved an average annual employment growth rate of 4.5% or more each year since 1995. In addition, several large, publicly-traded companies, such as The Dial Corp. and Phelps Dodge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, currently conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson from Canoga Park, California, several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the County. Pima County traditionally experienced more modest annual job growth, averaging 2.0%-2.5%; this rate is expected to continue for the foreseeable future.

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APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (sometimes referred to herein as the “State”) is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990’s, California suffered a deep recession. Currently fuel and other energy prices, have risen sharply in recent months affecting state and local government economies. (See “Recent Developments Regarding Natural Gas and Electricity” below.)

California’s July 1, 2000 population of over 34 million represented over 12 percent of the total United States population.

California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

 U.S. economic growth has been slower than expected in recent months, and the national slowdown has begun to affect California. Despite a recent rally, stock prices — especially in the high technology sector — are lower than projected in January. Rising wholesale energy costs are expected to have a ripple effect throughout the western United States. Every January, California’s Governor issues a preliminary budget for review by the California legislature. Reflecting these developments, forecasts of most economic indicators have been revised down from the 2001-2000 Governor’s Budget as released in January 2001.

In the latter months of 2000, the nation generally faced a sharp slowdown in economic growth and although the State largely escaped the slowdown in 2000, the California Legislative Analyst’s Office (the “LAO”) anticipates that California’s economy will slow sharply in the first half of 2001 and remain sluggish in the second half of the year. The early months of 2001 revealed a significant moderation in the State’s economic growth. Gains in nonfarm employment, which averaged more than 150,000 each quarter during 2000, slowed to only 41,500 during the first three months of 2001.

Given the recent slowing of job growth in California, non-farm employment this year is likely to moderate to 2.3 percent growth, down from 3.8 percent in 2000. Even though some pickup is projected in 2002, the year’s average growth is expected to be under 2 percent. The unemployment rate — a lagging indicator — is forecast to edge up to 5 percent this year from a 4.9 percent average in 2000, and rise further to 5.7 percent in 2002.

Construction trends are expected to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 160,000 new units authorized by building permits in 2001, up from 150,000 in 2000. Next year, homebuilding is expected to reach 166,000 units.

Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) are expected to slow to 6.4 percent growth this year and 2.6 percent in 2002.

Announcements by several of the State’s major companies point to a softening in high-tech jobs in the future. Furthermore, stock option incomes have dropped, thus causing a slowdown in personal income growth — from a 16 year high of 11.5 percent in 2000, to only 2 percent in 2001. With the NASDAQ having now given up nearly 60 percent from the March 5, 2000 peak, it seems virtually certain that option-generated incomes will fall

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from last year’s elevated levels. Most significant, however, is the shortage of power facing the State. (See “Recent Developments Regarding Natural Gas and Electricity” below.) Reliability of energy supply is important in several key industries, including computer services, electronics manufacturing and biotechnology.

Prior Fiscal Years’ Financial Results

The State experienced a severe recession beginning in the late 1980s and early 1990s. During that time, the State reallocated funds that were to go to various local governments and stopped certain Cost of Living Adjustments (“COLAs”). Starting in Fiscal Year 1995-1996 (which begins on July 1 and ends on June 30), the State’s financial condition improved markedly, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State’s cash position also improved.

The California economy grew strongly during the Fiscal Years beginning in 1995-1996, and as a result, the General Fund (the principal operating fund that holds major revenue sources for the State) took in greater tax revenues (around $2.2 billion in 1995-1996, $1.6 billion in 1996-1997, $2.4 billion in 1997-1998, $1.7 billion in 1998-1999 and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. Colas were restored in budgets in the late 1990’s.

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Currently, however, both the nation and the State are experiencing an economic downturn.

2000-2001 Fiscal Year Budget. The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State’s strong cash position, the State announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

The 2000 Budget Act also includes special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

Some of the major features of the 2000 Budget Act were the following:

1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per average daily attendance (“ADA”), an 11 percent increase from the 1999 Budget Act. Of the 2000-2001 funds, over $1.8 billion was allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also included an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years’ loans to schools, as part of the settlement of the California Teachers’ Association v. Gould lawsuit. (See also “Constitutional and Statutory Limitations” below.)

2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California (“UC”) and $279 million (12.7 percent) for the California State University (“CSU”) systems. In addition, community college funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit

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charge at community colleges were unchanged. The Budget Act anticipated enrollment increases in all sectors, and an expansion of financial aid.

3. Increased funding of $2.7 billion General Fund for health and human services.

4. Moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program was to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration was to cost the General Fund about $887 million in fiscal year 2000-2001 and $1.426 billion in fiscal year 2001-2002. A one-time Senior Citizens’ Homeowner and Renters’ Tax Assistance program was to cost about $154 million. A personal income tax credit for teachers was to cost $218 million and a refundable credit for childcare expenses was to cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-2001.

6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the Citizens’ Option for Public Safety (“COPS”) program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

Subsequent Developments. The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-2001, which were not included in the 2000-2001 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($122 million) and to augment the Senior Citizens’ Property Tax Assistance Program ($60 million). Another bill was to enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program were to fund the costs of enhanced benefits and also provided a $100 million General Fund savings for 2000-2001 from reduced contributions to the State Teachers’ Retirement System.

Based on results through the first quarter of Fiscal Year 2000-2001, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-2001 and approximately $600 million less in the first half of fiscal year 2001-2002. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25 percent.

The 2002 Governor’s Budget, released on January 10, 2001, provides updated 2000-2001 revenue and expenditure estimates. Subsequently, in February 2001, the LAO issued an analysis that generally agreed with the revenue projections in the 2002 Governor’s Budget but warned that the general economic picture portrayed may yet be affected by ongoing negative factors. Every May, a revised budget is released (the “May Revision”) and it is currently unclear how many of the projections will be reduced in that May Revision. According to the 2002 Governor’s Budget, General Fund revenues in 2000-2001 are estimated to be $76.9 billion, $3.0 billion above the 2000 Budget Act estimates. Expenditures in 2000-2001 are estimated to be $79.7 billion, about $900 million above the Budget Act estimates. The California Department of Finance estimates the June 30, 2001 budget reserve will be approximately $5.9 billion, an increase over the Budget Act estimate of $1.78 billion. However, current surpluses in the General Fund are being used to respond to the energy situation. (See “Recent Developments Regarding Natural Gas and Electricity” below.)

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Current State Budget

2001-2002 Fiscal Year Budget. The 2002 Governor’s Budget estimated 2001-2002 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, using a portion of the surplus expected from 2000-2001. The Governor proposed budget reserves in 2001-2002 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-2002 will be about $74.8 billion, a drop of $3.2 billion from revised 2001-2002 estimates and $4.6 billion below the estimate in 2001-2002 Governor’s Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

The May Revision also stated that spending requirements for 2000-2001 and 2001-2002 would be higher than estimated in the 2001-2002 Governor’s Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the State proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans that have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-2002. The assumption that the General Fund will be repaid, which is an assumption underlying the May Revision, is not supported by actions of the California Legislature to date and may be affected by certain provisions in long-term energy contracts negotiated by the State. (See “Recent Developments Regarding Energy” below.)

The principal elements included in the May Revision were: (1) reduction in budget and litigation reserves to $1.1 billion from $2.4 billion, (2) postponement of the allocation from the General Fund to transportation programs of $1.3 billion in 2001-2002 and $1.2 billion in 2002-2003 of sales tax receipts on gasoline sales, with a corresponding extension by two years of the Governor’s transportation initiatives first enacted in the 2000 Budget Act, (3) reduction of $400 million of proposals from the 2001-2002 Governor’s Budget for one-time non-capital outlay expenditures for a variety of programs, including local government fiscal relief, housing and environmental programs, (4) shift of $390 million of non-transportation capital outlay projects from “pay-as-you-go” to debt financing, (5) transfer of $600 million of other special funds to the General Fund, and (6) other budget reductions totaling over $1 billion. Total spending for K-12 schools and community colleges is proposed to increase over 2001-2002. The overall spending plan for 2001-2002 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-2001, and $3.2 billion below the 2001-2002 Governor’s Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Governor and the Legislature.

Recent Developments Regarding Passage of Final 2001-2002 Budget Act. Pursuant to Article IV, Section 12(c) of the Constitution of the State of California, the State Legislature is required to adopt its budget for an upcoming Fiscal Year by midnight of June 15th, and in the absence of which, the Legislature may not send to the Governor for consideration any bill appropriating funds for expenditure during the Fiscal Year for which the budget bill is to be enacted, except emergency bills or appropriations for the salaries and expenses of the Legislature.

For the 2001-2002 Fiscal Year, the State Legislature has not adhered to June 15th deadline and to date, has not adopted a final State budget. In the late 1990’s, the State Legislature similarly failed to comply with this requirement and as a result, in 1998, the Howard Jarvis Taxpayers Association sought an injunction in the Los Angeles Superior Court to prohibit the State from making certain types of payments in the absence of an adopted budget. That injunction was issued and the State was prohibited from making certain payments, except for the following: (1) salaries and expenses of the Legislature; (2) payments pursuant to the emergency legislation

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enacted in response to future emergency bills recommended by the Governor; (4) payments pursuant to specific 1997-1998 appropriations enacted prior to July 1, 1998, specifically for expenditures to be made in 1998-1999; and (5) “minimum wages” and “overtime wages” for employees covered by the Fair Labor Standards Act for work done prior to the date of the order. (See “Pending Litigation” below.) In response to that injunction, on July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare payments. Oral argument was never heard in this case.

At present, even in the absence of a 2001-2002 State budget, many state employees are being paid. Payment of salaries, however, is subject to availability of funds and warrants may be issued if funds are exhausted. Furthermore, contract employees are not being paid and trial court employees may be affected if the budget impasse lasts too long.

Future Budgets. It cannot be predicted what changes will be made by the State Legislature and/or the Governor before the final budget is adopted in June nor can it be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

As of July 2001, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch (“Fitch”):

Fitch	Moody’s	S&P
AA	Aa3	A+

On April 15, 2001, Fitch placed the State’s “AA” rating on Rating Watch Negative and S&P dropped the State’s rating two notches and placed the State’s “A+” rating on CreditWatch with negative implications. In June 2001, S&P dropped CreditWatch, noting the $4.3 billion bridge loan obtained by the State. ( See “Recent Developments Regarding Natural Gas and Electricity” below.) S&P continues to reflect a negative outlook. On May 15, 2001, Moody’s dropped the State’s rating to Aa3. Each of these actions were because of the drain on the State’s budget reserve arising out of payments to purchase power for the State.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Natural Gas and Electricity

During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) have resulted in the need to implement rotating electricity blackouts, affecting million of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and

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prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor’s proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission (“CPUC”).

The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale supplies under long-term contracts and in short-term and spot market transactions. The DWR’s power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be advanced from the General Fund and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned, but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR’s cost of purchasing that electricity (although recent rate increases will increase the DWR’s receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

The DWR plans to sell revenue bonds in September or October 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. Repayment of loans is not certain, however, as the California legislature has not affirmatively acted in this matter and long-term energy contract conditions may affect repayment. In the meantime, on June 26, 2001, the DWR obtained $4.3 billion in bridge loans that the State will use to finance power purchases until long-term revenue bonds are sold. The interim funds will halt the drain on the State’s General Fund that has taken place in recent months and has reassured at least one rating agency, S&P, which deleted California from its CreditWatch Negative status. It is anticipated that the issuance of the revenue bonds will be used in part to repay this bridge loans. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR may not exceed $13.4 billion.

The State projects that it has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR’s planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

On April 6, 2001, Pacific Gas & Electric (“PG&E”), a Utility, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (hereafter the “PG&E Bankruptcy”) are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, it is anticipated that PG&E’s operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E’s available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to end users for electricity or affect existing contracts for purchase or sale of electricity.

Southern California Edison (“SCE”), a Utility, has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor designed to strengthen its financial condition.

All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. See “Pending Litigation” below for a discussion of related

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lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing obligations of certain small power generators; and antitrust and fraud claims against various parties. (See “Pending Litigation” below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy.)

California imports a substantial amount of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

With the peak electricity demand coming in the summer, additional rotating blackouts are expected in coming months of 2001. The extent of such disruptions cannot be predicted, and estimates from various sources vary widely. The DWR believes there is potential for economic disruption during the summer if blackouts are significant, and that longer term business investment and location decisions may be adversely affected.

The energy situation continues to be fluid and subject to many uncertainties. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, the State’s business climate and that could in turn affect State and local revenues.

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. (See “Pending Litigation” below for a discussion of a lawsuit brought by counties against the State challenging these actions.)

Since then the State has also provided additional funding to counties and cities through various programs. The 2000 Budget Act provided assistance to local governments, including $212 million set aside for one-time discretionary funding to local governments, $539 million for various local public safety programs, including the COPS program to support local front-line law enforcement, sheriffs’ departments for jail construction and operations, and district attorneys for prosecution, $400 million for deferred maintenance of local streets and roads, $115 million in assistance for housing, $204 million for mental health and social services and $85 million

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for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-1998 costs of jail booking and processing fees paid to counties. For 2000-2001, cities received approximately $38 million in booking fees. For 2001-2002 the State proposes to reduce funding for local law enforcement technology grants, but to provide $242.6 million for the COPS and county juvenile justice crime prevention programs. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See “Recent Developments Regarding Natural Gas and Electricity” above.)

The economies of various local governments may be negatively affected by the energy situation in California. (See “Recent Developments Regarding Natural Gas and Electricity” above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”) counties are given flexibility to develop their own plans consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. The 2000 Budget Act included $250 million for incentives. It was anticipated that this entire amount, plus an additional appropriation in 2001-2002, would be needed to pay county incentives earned prior to 2000-2001. It is now estimated, however, that only $97 million is needed to pay the entire amount earned prior to 2000-2001, leaving $153 million for other purposes. Under the provisions of the 2000 Budget Act, this $153 million would remain available for incentive payments. However, CalWORKs program funding needs have since increased primarily due to increased caseload as compared to previous estimates. As a result, the State is proposing to amend the 2000 Budget Act to specify that no funds appropriated in that Budget Act shall be for payment of CalWORKs county performance incentives. This would allow the current year performance incentive appropriation to be redirected to fund more critical program components. The proposed 2001-2002 CalWORKs budget contains no funding for new incentive earnings.

To date, the implementation of the Ca1WORKs program has continued the trend of declining welfare caseloads. The Ca1WORKs caseload is projected to be 512,000 in 2001-2002, down from 528,000 cases in 2000-2001 and down from a high of 921,000 cases in 1994-1995. The longer-term impact of the new federal law and Ca1WORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

The 2000-2001 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. Having met that goal, the federally-imposed maintenance-of-effort (MOE) level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children (“AFDC”) program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2000 and beyond. Recently the State successfully appealed a federal decision that California did not meet the 1997 work participation requirement. As a result, the State’s MOE requirement is reduced on a one-time basis by an additional $153.9 million (General Fund) for 2000-2001, saving a corresponding amount for use in other programs.

In addition, California will receive a Temporary Assistance for Needy Families (“TANF”) High Performance Bonus award of $36.1 million in 2000-2001. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

In 2001-2002 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001-2002 Governor’s Budget proposes total

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CalWORKs-related expenditures of $6.9 billion for 2001-2002, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2000-2001, the General Fund received $383 million in settlement payments. The May Revision of the Governor’s Budget forecasts payments to the State totaling $475 billion in 2001-2002.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “second annual” payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Pending Litigation” below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. “Full cash value” is defined as “the county assessor’s valuation of real property as shown on the 1975-1976 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of Article XVI allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

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 The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: 1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; 2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and 3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens’ oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and annual audits.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XII B by reference to State per capita personal income) and enrollment (“Test 2”), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a “credit” to schools that would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-1989 Fiscal Year, implementing Proposition 98, determined the K-14 schools’ funding guarantee under Test 1 to be 40.3 percent of General Fund tax revenues, based on 1986-1987 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession in the early 1990’s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the “extra” Proposition 98 payments in one year as a “loan” from future years’ Proposition 98 entitlements and also intended that the “extra” payments would not be included in the Proposition 98 “base” for calculating future years’ entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

In 1992, a lawsuit was filed, called California Teachers’ Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years’ emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State’s share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools’ share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from “below” the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

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 Increased General Fund revenues, above initial budget projections, in the 1994-1995 through 2000-2001 Fiscal Years have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years’ budgets. Because of the State’s increasing revenues, per-pupil funding at the K-12 level has increased by more than 58 percent from the level in place in 1991-1992, to an estimated $6,678 per pupil in 2000-2001. Since the release of the Governor’s Budget in January 2001, the projected level of revenue available to the State for Fiscal Year 2001-2002 has declined precipitously. The revenue projection for 2001-2002 indicates a decline of approximately $4.6 billion. This drop in revenues has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $28 billion. However, despite this decline in the calculated minimum guarantee, the Governor’s May Revision for the 2001-2002 Budget funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor’s Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $46.5 billion of $7,168 per pupil at the K-12 level — an increase of more than seven percent in just the last year. The Governor proposes new initiatives to lengthen the middle school year, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics, expand principal training, and provide incentives for intensive algebra instruction.

On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Trust cannot predict the impact of this or related legislation on the bonds in the Trust’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency’s legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 recquiring voter approval as a condition precedent to the imposition of taxes by a local government.

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 On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity’s continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments — $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement (Senate Bill 982) is currently in the Assembly for consideration.

The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. The defendants, however, have filed a counterclaim against the State for alleged negligent acts resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State’s insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court’s judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs’ petition for review. Retrial is complete and a decision is pending in Yuba County.

On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal

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Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22, and July 27, 1998, various employee unions that had intervened in the case appealed the trial court’s preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions’ requests and stayed the preliminary injunction pending the court of appeal’s decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs’ request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court’s preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller’s request to the court of appeal. The matters are now pending before the court of appeal. Briefs have been submitted; no date has yet been set for oral argument.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs’ complaint in January 2000. The State is defending the action. A hearing date has been set for July 27, 2001.

In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in State court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the State court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State’s costs could increase by more than $100 million per year in future years. The State is defending these cases. The trial in the County of San Bernardino and Barlow cases in scheduled to have three phases: law, fact and remedy phases. The State court litigation has been stayed pending settlement negotiations that have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following 3 years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the “double tax” aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all “double tax” issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

Arnett v. California Public Employees’ Retirement System, et al. was filed by seven former employees of the State and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement (“IDR”) benefits. Plaintiffs contend that the formula that determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 (“ADEA”). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. The California Public Employees’ Retirement System (“CalPERS”) has estimated the liability to the State as approximately $315.5 million, if the plaintiffs prevail. The district court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the district court’s dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents held

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that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the district court. The Equal Employment Opportunity Commission intervened in the action as a party-plaintiff. In December 2000, the State filed a motion for summary judgement based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

In FORCES Action Project, et al. v. State of California, et al., various smokers’ rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs’ claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. Oral argument has been heard and the case is under submission.

On March 30, 2000, a group of students, parents, and community-based organizations brought suit on behalf of the school children in the Los Angeles Unified School District against the State Allocation Board (“SAB”), the State Office of Public School Construction (“OPSC”) and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges that SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as “Proposition 1A”). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The plaintiffs allege that the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of the Los Angeles Unified School District. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing (“CASH”). That case has since been transferred to Los Angeles Superior Court. The CASH suit seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. Also, the CASH suit seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuits affect the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million. The State is defending this action.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million.

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 The California Power Exchange (“Power Exchange”) has filed a claim with the State Victim Compensation and Government Claims Board (“The Board”) seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from SCE and PG&E in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The Board has consolidated the briefing and hearing of these three claims. The briefing schedule and hearing date have not been set by the Board.

On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceeding to the Participants’ Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants’ Committee was filed with the Board by May 31, 2001. The group claim will be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and will be presented at a Board meeting yet to be scheduled.

The impact of an adverse decision in one or more of the following cases may affect power costs in California, including those borne by the California Department of Water Resources power supply program. For additional information relating to the DWR’s power supply program, see “Recent Developments Regarding Energy” above.

In Duke Energy Trading and Marketing v. Davis, et al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor’s orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order (“TRO”) and an injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the California Independent Systems Operator (“ISO”) from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. district court granted Governor Davis’ motion to dismiss plaintiff’s complaint based on Eleventh Amendment immunity and denied plaintiff’s motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the district court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State’s motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

Tucson Electric v. Davis and California Power Exchange is a matter pending before Federal Energy Regulatory Commission (“FERC”) in which Tucson Electric is challenging the Governor’s commandeering of the block forward contracts. The State has filed an answer asserting, inter alia, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

In California Independent Systems Operator v. Reliant Energy Services, et al. (U.S. District Court, E.D. Cal.), the ISO sued Reliant Energy (“Reliant”) and three other energy producers (Williams, AES and Dynegy) alleging they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a “System Emergency.” The ISO filed an application for a TRO and a preliminary injunction. The State of California, acting through its Electricity Oversight Board, intervened in the action in support of the ISO. On February 7, 2001, the district court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours’ notice in the event of a favorable ruling by the FERC on an amendment to the ISO tariff proposed by the generators that would address the issues in the

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lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO’s motion for preliminary injunction against Reliant and denied Reliant’s motion to dismiss the ISO complaint. Reliant filed an emergency motion with the Ninth Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

On April 5, 2001, the court of appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC rejected the ISO’s position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

In the same action, Reliant Energy has filed a third-party complaint against the DWR seeking a declaration that AB 1X should be read to require the DWR to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for a TRO to include the DWR based on the third-party complaint. Reliant Energy has filed a motion for TRO to include DWR based on the third-party complaint. On March 21, 2001, the district court granted the DWR’s motion to dismiss Reliant’s third-party complaint based on the Eleventh Amendment immunity. Reliant’s appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying district court case is currently “on hold” pending further FERC proceedings.

In Duke Energy Trading and Marketing v. California Independent Systems Operator, et al. (U.S. District Court C.D. Cal.), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a “taking” of property in violation of the 5th and 14th Amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke is required to continue to supply power pursuant to ISO orders. On April 30, 2001, the district court denied the ISO’s motion to transfer venue to the Eastern District. Responsive pleadings are due June 25, 2001.

In Luz Solar Partners, Ltd. v. Southern California Edison Company (Sacramento County Superior Court), and similar action around the State, plaintiff, an independent power generator (a “Qualifying Facility” or “QF”), applied for a TRO and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the California Attorney General filed an amicus curiae statement in support of SCE’s opposition to Luz Solar. The application for a temporary restraining order was denied on May 29, 2001 and the preliminary injunction was granted in late June 2001.

On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, fines or penalties and environmental claims.

On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the California Public Utilities Commission and its current Commissioners in their respective capacity (collectively the “CPUC”) to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection of moneys in its Transition Revenue Account to its Transition Cost Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does not apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. On June 1, 2001, the bankruptcy judge denied PG&E’s motion for preliminary injunction basen upon the CPUS’s assertion of soverign immunity and granted the CPUC’s motion for summary judgment.

PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E’s behalf unless the DWR has agreed to pay for the power. This matter was heard on June 5, 2001 and the matter is under submission. Reliant has moved to intervene in the proceedings claiming it is suffering harm because it is

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providing the power that the ISO is sending to PG&E despite PG&E’s lack of creditworthiness, allegedly in contravention of FERC’s orders. The court granted the Official Committee of Unsecured Creditor’s motion into intervene in this adversary action.

More than twenty Qualified Facilities have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. Two QFs, Mid-Set Cogeneration Co. and Oildale Group, claimed extreme financial hardship from having to provide power to PG&E without getting paid. On June 1, 2001, the court ruled on the QFs’ motions: (1) denying the QFs’ motions for relief from stay and their request to set a deadline for PG&E to assume or reject the contracts and (2) setting June 29 as a deadline for PG&E to file a statement supported by specific reasons as to when it will be in a position to assume or reject the contracts of all the QFs that now have motions on file. The June 29 statement from PG&E essentially asked the court for more time and various QF’s responded to that statement on July 6, 2001. The court has not yet responded. In the meantime, the court provided some financial relief to those QFs who could demonstrate extreme financial hardship by ordering PG&E to either make adequate protection payments, in accordance with a formula, starting June 17, 2001 to Mid-set and Oildale so long as they are delivering electricity to PG&E, or allow the QF to suspend performance under conditions established by the court).

In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public funds. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established DWR Electric Power Fund. Defendant’s demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

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APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated not will it be updated during the year. The Trust has not independently verified this information.

Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the “State”) but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy.

The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, and $300,400,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $11,085,200,000 for the 2000-2001 fiscal year and projected a surplus of $4,800,000 for that year.

As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State’s expenditure cap, midterm budget adjustments were enacted for the 1999-2000 fiscal year and the 2000-2001 fiscal year. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation bond indebtedness outstanding was $7,127,727,000.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority.

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Such bonds have also been issued by the cities of Bridgeport, Waterbury, and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.

In 1984, the State established a program to plan, construct and improve the State’s transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004 is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation (“STO”) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

The State’s general obligation bonds are rated AA by Standard & Poor’s and AA by Fitch. On February 21, 2001, Moody’s upgraded its ratings of the State’s general obligation bonds from Aa3 to Aa2.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State’s compliance with the 1996 Supreme Court decision. The fiscal impact of this matter might be significant but is not determinable at this time.

The State’s Department of Information Technology coordinated a review of the State’s Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no Year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State’s systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State

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opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the “Commonwealth”) slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest that the Commonwealth has had a strong economic recovery. As of May 2001, the Commonwealth’s unadjusted unemployment rate was 3.2% as compared to a national average of 4.1%. Per capita personal income in the Commonwealth is currently higher than the national average.

In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

Budgeted revenues and other sources in fiscal 2001, which ended on June 30, 2001, were estimated as of January 24, 2001, by the Executive Office for Administration and Finance to be approximately $22.090 billion, including tax revenues of $15.587 billion. It is estimated that fiscal 2001 budgeted expenditures and other uses will be $22.281 billion and that fiscal 2001will end with fund balances of $2.095 billion.

On July 18, 2000, the legislature approved a $21.55 billion fiscal 2001 budget. Then-Governor Cellucci vetoed approximately $175 million of the appropriations approved by the legislature. On July 31, 2000, the legislature restored approximately $88.2 million of appropriations by overriding the Governor’s vetoes. Taking into account the vetoes and overrides the original fiscal 2001 budget provided for total spending of approximately $21.477 billion. Since July, Governor Cellucci approved supplemental appropriations for fiscal 2001 totaling approximately $197.6 million. As of April 2001 the Executive Office for Administration and Finance projected total spending for fiscal 2001 at approximately $22.3 billion. On January 24, 2001, the Governor filed a fiscal 2001 supplemental appropriations bill totaling $532.4 million. On April 26, 2001, the Legislature enacted a supplemental appropriations bill totaling $425.9 million, including $258 million for the Medicaid program. The bill was submitted to Acting Governor Swift for review and was subsequently approved and signed on April 30, 2001.

On January 24, 2001, then-Governor Cellucci filed his fiscal 2002 budget recommendation. The proposal estimated budgeted revenues of approximately $22.639 billion. The budget recommendation is based on a tax revenue estimate of $16.343 billion. It is estimated that fiscal 2002 budgeted expenditures will be $22.549 billion. The proposal projects a fiscal 2002 ending balance in the budgeted funds of $2.131 billion.

Standard & Poor’s and Moody’s Investors Service, Inc. have rated the Commonwealth’s general obligation bonds as AA- and Aa2, respectively. Fitch, Inc. has rated the Commonwealth’s bonds as AA-. From time to time, agencies may change their ratings.

Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth’s General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 2000 were lower than the limit set by Chapter 62F, and the State Auditor reported that state tax revenues in fiscal 2001 will not reach such limit. In addition, legislation enacted in December, 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of

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Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. This limit does not apply to certain debt obligations, including the Commonwealth’s outstanding special obligation highway revenue bonds, certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997, federal grant anticipation notes, bonds issued to pay the operating notes issued by the Massachusetts Bay Transportation Authority and bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund. In January, 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the debt service on bonds that are excluded from the debt limit on direct debt.

Certain of the Commonwealth’s cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority should continue to be responsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a “high risk guarantee,” meaning that more detailed financial reports and additional project monitoring will be required on the project. Such designation would remain in effect until the project’s completion with respect to activities related to the project.

On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a revised finance plan dated October 1, 2000, which was based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The October 1, 2000 finance plan estimates total project costs to be $14.075 billion.

The Central Artery and Statewide Road and Bridge Infrastructure Fund (“Infrastructure Fund”) was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid from various sources, including motor vehicle fees, avoided debt service, and funds from the Turnpike and Port Authorities. The same legislation authorized $650 million to be deposited in the Debt Defeasance Trust Fund. Such moneys have been used to establish sinking funds to retire certain Commonwealth bonds payable during fiscal 2001 and fiscal 2002.

On April 2, 2001, the Turnpike Authority filed with the Federal Highway Administration a cost/schedule status report dated April, 2001 which was based on information as of December 31, 2000. The report estimates total project costs to be $14.075 billion, as in the October 1, 2000 finance plan. The plan identifies potential additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate.

On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In

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addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

On April 2, 2001 Massachusetts Attorney General Thomas F. Reilly launched a criminal investigation into the financing for the Central Artery/Ted Williams Tunnel project. This investigation joins the Securities and Exchange Commission’s previously launched ongoing investigations into cost overrun disclosures and an ongoing investigation by the Inspector General of the U.S. Transportation Department.

The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth’s assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $l.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years.

In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. “Proposition 21/2,” an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 21/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 21/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

To offset shortfalls experienced by local governments as a result of the implementation of Proposition 21/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $4.310 billion in fiscal 1999. Fiscal 2000 expenditures for direct local aid were $4.675 billion, which is an increase of approximately 8.5% above the 1999 level. It is estimated that fiscal 2001 expenditures for direct local aid will be $4.978 billion, which is an increase of approximately 6.5% above the fiscal 2000 level.

The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of January 1, 2000, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $4.837 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth’s unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary of Administration and Finance and approved by the legislature. On March 1, 2001, the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2002, 2003, 2004 and 2005 are estimated to be $0.986 billion, $1.000 billion, $1.014 billion, and $1.030 billion, respectively. Pension funding legislation was revised in July, 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth’s unfunded liability by 2018 rather than 2028.

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APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.2% in 1999. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last five years, the annual unemployment rate in the State has been below the national average. During 2000, the average monthly unemployment rate in the State was 3.4% compared to a national average of 4.0%.

The State’s economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State’s 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State has determined that State revenues subject to the limit in the last two fiscal years exceeded the constitutional limit by less than 1% of the limit. These amounts were transferred to the State’s Budget Stabilization Fund. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 69% of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the net succeeding year’s budget for that fund.

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The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the ending General Fund balance for the fiscal year ended September 30, 1997, was reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998, September 30, 1999 and September 30, 2000. The balance in the Budget Stabilization Fund as of September 30, 2000 was $1,264.4 million after net transfers into that fund of $41.9 million. In all but two of the last seven fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999 fiscal year or the 2000 fiscal year.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $632 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt services taxes might be affected.

State law provided for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

 On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4% (since further reduced to 4.2% with gradual reductions until the rate is 3.9% in 2004), reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contained other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax by 0.1% each year for five years beginning in 2000. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the

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areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in fall 2000 from Standard & Poor’s and from Moody’s and in April 1998 from Fitch.

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APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2002” refers to the State’s fiscal year beginning July 1, 2001 and ending June 30, 2002.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $228 million for Fiscal Year 1998, $276 million for Fiscal Year 1999 and $188 million for Fiscal Year 2000. For the Fiscal Year 2001 and the Fiscal Year 2002, the balance in the undesignated General Fund is estimated to be $101 million and $155 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State’s economic expansion — the 8th consecutive year of expansion.

Employment within the State increased by 1.6% in 2000, resulting in an increase of more than 60,000 jobs. This was the 4th consecutive year that employment gains exceeded 60,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (17,300). The engineering/consulting/research sector and the computer/data processing services sector accounted for 10,000 of 28,600 job gains in the services sub-sector.

During the past decade, New Jersey’s job growth has been concentrated in five major “growth clusters”: health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

With strong labor market conditions, New Jersey’s personal income increased at a pace of 5.4% in 2000, substantially stronger than the 4% rate in 1999. The strong State economy also led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer

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durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

New Jersey’s unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992.

The economic outlook for the years 2001 and 2002 is for slower but positive growth. Employment is expected to increase by approximately 1% or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipates moderate but fairly steady growth in State personal income at 5.3% in 2001 and 5.5% in 2002.

The consumer is facing widespread evidence of a national economic slowdown that started late last year. Increased cost pressure for food and energy coupled with employer restraint on wage growth and adverse wealth effects from the financial markets have led consumers to restrain spending growth in the near term. Businesses face a profit squeeze from rising employee health costs and moderating sales growth, While both these trends reflect a slowing economy, action by the Federal Reserve to substantially reduce interest rates, prospects for a major tax cut, and more positive news from the financial markets work as offsetting forces. As a result, the U.S. slowdown and the corresponding moderation in New Jersey’s growth are not expected to be severe or prolonged.

However, uncertainties in the international economy are likely to remain due to oil price and currency issues. Other areas of concern include the volatility in the stock market, the possibility of further deterioration in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of a more prolonged period of lean U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2001and 2002 contain more uncertainty than in the recent past, the basic fundamentals of the State’s economic health remain favorable.

The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the State’s workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State’s economy.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $90,972,000 for tort and medical malpractice claims pending as of June 30, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

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Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. On December 29, 2000, the Administrative Law Judge rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the Administrative Law Judge’s decision. The matter has been sent back to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

Verner Stubaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that the State’s system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint. On January 31, 2000, an order was entered granting the State defendants’ motion to dismiss. On March 8, 2000, the school districts filed a notice of appeal of the decision. The matter has been fully briefed and the parties are awaiting oral argument. Oral argument took place on March 7, 2001. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

United Hospitals et al. v. State of New Jersey and William Waldman. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

Abbott V Appeals. Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (the “OAL”) for further proceedings. To date, eight of the original thirteen districts that filed petitions remain active. Additionally, the Education Law Center filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New

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York. On March 7, 2000, the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed childcare providers used by the Abbott districts to enhance requirements to prepare children for success in elementary school (“Abbott VI”). The full impact of Abbott VI and the Department’s determinations on early childhood programs for the 2000-2001 school year on the pending OAL proceedings has not yet been determined. In total, seven districts are seeking over $100 million in additional aid. The State is facilitating the expedition of these matters in the OAL and will vigorously defend the Department’s determinations.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $28 million in damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, in Cape May County on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. The matter has been fully briefed and the parties are awaiting oral argument. The State intends to vigorously defend this matter.

Currently, the State’s general obligation bonds are rated AA+ by Standard & Poor’s, Aa1 by Moody’s and AA+ by Fitch. From time to time agencies may change their ratings.

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APPENDIX G

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, published financial plans and reports thereon. The Fund has nor independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City’s current financial plan assumes that moderate economic growth will exist through calendar year 2005, with moderating job growth and wage increases.

For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. For the 2000 fiscal year, the City had an operating surplus of $3.187 billion, before discretionary and other transfers (“transfers”). General Fund total revenues for the 2000 fiscal year were approximately $37.85 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

The Mayor is responsible for preparing the City’s financial plan, including the City’s financial plan for the 2002 through 2005 fiscal years as published in June 2001 (the “2002-2005 Financial Plan,” “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City expects its results for fiscal year 2001 (ended June 30, 2001) to show an operating surplus of approximately $2.9 billion. The City Financial Plan projects a surplus in the 2002 fiscal year, before transfers, and budget gaps for each of the 2003, 2004 and 2005 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

City’s Financing Program. Implementation of the City Financial Plan is dependent upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2001 through 2005 contemplates access to approximately $31.20 billion through the issuance of bonds, including bonds of the Dormitory Authority of the State and other conduit debt, general obligation bonds to be issued by the City and bonds to be issued by the New York City Transitional Finance Authority (the “Transitional Finance Authority”), New York City Municipal Water Finance Authority (the “Water Authority”) and TSASC, Inc. (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

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 In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements (see “Seasonal Financing Requirements” within). The success of projected public sales of City, Water Authority, Transitional Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Transitional Finance Authority and TSASC.

2002-2005 Financial Plan. On June 8, 2001, the City adopted its budget for fiscal year 2002 and subsequently released the 2002-2005 Financial Plan, which relates to the City and certain entities which receive funds from the City. The City’s 2002 fiscal year began July 1, 2001. The Financial Plan projects revenues and expenditures for the 2002 fiscal year balanced in accordance with GAAP, and projects gaps of approximately $2.8 billion, $2.6 billion and $2.2 billion for fiscal years 2003 through 2005, respectively.

In connection with the Financial Plan, the City has outlined a gap-closing program for fiscal years 2003 through 2005 to eliminate the projected budget gaps for such years. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by approximately $1.7 billion, $1.5 billion and $1.1 billion; additional State aid of $450 million and additional Federal aid of $550 million in each of fiscal year 2003 through 2005; and the availability of $100 million of the General Reserve in each of fiscal years 2003 through 2005.

The City’s projected budget gaps for the 2004 and 2005 fiscal years do not reflect the savings expected to result from the prior years’ program to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2003 budget are not taken into account in projecting the budget gaps for the 2004 and 2005 fiscal years.

The Financial Plan reflects a proposed tax reduction program which totals $498 million, $630 million, $669 million and $698 million in fiscal years 2002 through 2005, respectively. The City Financial Plan includes a proposed discretionary transfer in fiscal year 2002 of $345 million to pay debt service due in fiscal year 2003.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2005 fiscal years; projected growth in pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the “HHC”), the Board of Education (the “BOE”) and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see “Certain Reports” within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, was 215,891 on June 30, 2001. Between June 1997 and June 2000, the City added about 14,469 employees, mostly in the Board of Education and the Police Department. In addition, the City added the equivalent of another 10,800 employees through spending on part-time employees. The State Comptroller has concluded that the combined effect of these additions more than offsets the staff reductions that took place between December 1993 and June 1997, when the City eliminated 22,000 full-time positions.

On April 1, 2001 the City reached a labor agreement with the City’s largest civilian employee union, District Council 37, which represents 125,000 members. The agreement runs through June 30, 2002, and provides for an wage increase of 4 percent retroactive to April 1, 2001. In total, the agreement has a compounded value of 9.87 percent over the 27-month contract period. The 2002-2005 Financial Plan assumes that the agreement will set the

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pattern for the agreements to be negotiated with the City’s other municipal unions including the City’s teachers and police officers. The 2002-2005 Financial Plan does not include any resources to fund new wage increases during fiscal years 2003 through 2005. The State Comptroller estimates that wage increases at the projected inflation rate would increase costs by $233 million in fiscal year 2003, $735 million in fiscal year 2004 and, and by $1.2 billion in fiscal year 2005.

Pension Systems. The City maintains a number of pension systems providing benefits for its employees and employees of various independent agencies. The City’s pension expenditures in fiscal year 2000 were $615 million and estimated to be approximately $1.2 billion in fiscal year 2001. The 2002-2005 Financial Plan’s expense projections for fiscal years 2002 through 2005 are estimated at $1,407 billion, $1.517 billion, $1.622 billion and $1.816 billion, respectively. Prior to June 30, 1999, four of the five major actuarial systems were not fully funded (i.e., the actuarial accrued liability exceeded the actuarial value of the assets). Due to the recognition of significant market performance in the actuarial asset values, calculated as of June 30, 1999, three additional systems became fully funded.

Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City’s cash flow or revenues.

The Financial Plan assumes that all existing Federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or Federal governments. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The amount of such disallowances attributable to prior years declined from $124 million in the 1977 fiscal year to $6 million in the 2000 fiscal year. As of June 30, 2000, the City had an accumulated reserve of $205 million for future disallowances of categorical aid.

Certain Reports. The City’s financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the “Control Board”), the Office of the State Deputy Comptroller (the “OSDC”), the City Comptroller, the City’s Independent Budget Office and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits.

In July 2001 the City Comptroller issued a report on the City’s adopted budget for fiscal year 2002 and the 2002-2005 Financial Plan. With respect to the 2002 fiscal year, the report commented that the City’s budget is balanced largely by one-shot gap-closing actions. Noting the City’s general reserve of $200 million, the report concluded that the City should be able to deal with unforeseen contingencies and conclude fiscal year 2002 in balance.

For the out-years the report projected budget gaps that range from $3.6 billion in fiscal year 2003 to $4.9 billion in fiscal year 2005. The report explained that these gaps are 71 percent larger than the Financial Plan’s estimates because of collective-bargaining risks, under-funded overtime, and larger than expected pension contributions.

On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City’s major physical assets and the capital expenditures required to bring them to a state of good repair. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City’s infrastructure to a systematic state of good repair and address new capital needs already identified, and that the City’s current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The 1998 report noted that the City’s ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

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In July 2001, the staff of the OSDC issued a report commenting on the City’s adopted budget and the 2002-2005 Financial Plan. With respect to the 2002 fiscal year, the report noted that the City intends to balance the fiscal year 2002 budget by spending nearly the entire accumulated budget surplus, rather than with actions that would reduce the size of the out-year budget gaps. The report estimates that the value of the gap-closing program decline from $1.3 billion in fiscal year 2002 to less than $400 million of recurring savings in subsequent years.

With respect to closing projected budget gaps through agency actions, the report noted that the proposed $1.7 billion in actions is the equivalent of 25,000 jobs. The report commented that the more than 70 percent of the City-funded work force devoted to education and criminal justice makes cuts difficult.

The report commented that with the economy now showing signs of slowing down, and the City’s less conservative Wall Street profit forecasts for fiscal years 2003 through 2005, the prospects that future budget surpluses alone will close out-year budget gaps are diminished.

On July 11, 2001, the Control Board issued a report commenting that the roll of nearly $3 billion in surplus from fiscal year 2001 has offset the embedded structural imbalance and gives strong support to fiscal year 2002 budget balance. With respect to the out-years, the report commented that budget gaps are created by the continuing mismatch in the growth of revenues and expenditures and that maintaining a budget stabilization account of sufficient size while developing recurring savings will be a key measure of the City’s capacity to protect itself against an economic downturn. The report expressed concern that the City’s budget stabilization account is funded at $345 million for fiscal year 2002, which is the smallest level in several past fiscal years. The report noted that BOE is estimated to need to hire over 46,000 teachers over the next four years and that the City and the BOE will need to find ways to meet the needs of teacher recruitment within existing fiscal constraints. The report noted that if the City is unable to maintain police uniform headcount levels, federal grants, which are directly tied to headcount levels, would be disallowed, adversely affecting the City’s spending projections.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal year 2001 to finance the City’s projected cash flow needs for fiscal year 2001 and issued the same amount of short-term obligations in fiscal year 2000 to finance its cash flow needs for that year. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings. As of March 22, 2001, Moody’s rated the City’s outstanding general obligation bonds A2, Standard & Poor’s rated such bonds A and Fitch rated such bonds A+. On July 16, 1998, Standard & Poor’s revised its rating of City bonds to A- from BBB+. On September 13, 2000, Standard & Poor’s revised its rating of City bonds upward to A. Moody’s rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Such ratings reflect only the views of Moody’s, Standard & Poor’s and Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness. As of March 31, 2001, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.8 and $2.5 billion of outstanding net long-term debt. As of November 21, 2000, the Water Authority had approximately $9.4 billion aggregate principal amount of outstanding bonds, inclusive of subordinate bonds, and a $600 million commercial paper program.

 Water, Sewer and Waste. Debt service on Water Authority indebtedness is secured by water and sewer fees paid by the users of the City’s water and sewer system. State and Federal regulations require the City’s water supply to meet certain standards to avoid filtration. The City’s water supply now meets all technical standards and the City’s current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. In accordance with the New York City Watershed Memorandum of Agreement which was signed on January 21, 1997, among the City, the State, the U.S. Environmental Protection Agency, the communities in the watershed area and several environmental groups, on May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002. The New York City Department of Environmental Protection has estimated that the cost of the Watershed Memorandum of

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Agreement, including investments in the watershed which were previously included in the capital plan, is $1.25 billion. In its report, dated May 31, 2000, the U.S. Environmental Protection Agency found that the City has made significant progress in protecting the Catskill/Delaware watershed, but that it must step up its efforts in certain areas to avoid being required to filter its water in the long-term. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

The City closed the Fresh Kills landfill on Staten Island, the City’s only remaining landfill, on March 22, 2001, nine months sooner than required by State law. Until a long-term plan is in place—not expected by the Department of Sanitation until 2005—the City will continue to export the 11,600 tons of residential waste that the Department of Sanitation collects each day. The total cost of collecting, transporting and disposing of residential waste is projected to grow from nearly $600 million in fiscal year 1995 to $962 million in fiscal year 2002.

Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2000 amounted to approximately $3.5 billion.

New York State

The information in this section is obtained primarily from the State’s Annual Information Statement for the 2000-2001 fiscal year, updated through May 25, 2001. On May 10, 2000, the State issued its 2000-2001 Financial Plan. The State issued its last quarterly update to the 2000-2001 Financial Plan on January 16, 2001 (the “Third Quarterly Update”), in conjunction with release of the 2001-2002 fiscal year Executive Budget. On May 25, 2001 the State released a Supplement to the Annual Information Statement as updated (the “May 2001 Supplement”).

Current Economic Outlook. The economic forecast of the State has been modified from that presented with the Governor’s Executive Budget for the 2001-2002 fiscal year to reflect changes in the national outlook. Continued growth is projected for 2001 in employment, wages, and personal income, although the growth will moderate significantly from the rates achieved in 2000. New York personal income is estimated to have grown by 7.7 percent in 2000, fueled in part by a large increase in financial-sector bonus payments and strong growth in total employment. State personal income is projected to grow 4.5 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

Personal income in the State grew by 5.3 percent in 1999. It is estimated to have grown by 7.7 percent in 2000, and is projected to grow by 4.5 percent in 2001. For the nation, personal income grew by 5.4 percent in 1999 and by 6.3 percent for 2000. It is projected to grow by 4.5 percent in 2001.

Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time (see “Special Considerations” within). The State and the City are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

The New York Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is

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considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

2001-2002 Fiscal Year Budget Status. As of the May 2001 Supplement, the State had not enacted a budget for the 2001-2002 fiscal year, which began on April 1, 2001, but did enact appropriations for State-supported, contingent contractual and certain other debt-service-like obligations for the entire 2001-2002 fiscal year on March 29, 2001. As of the May 2001 Supplement, the State had also passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments and certain other items through June 17, 2001. On June 18, 2001, the State enacted Chapter 61 of the Laws of 2001 which extended interim appropriations for the payment of state operations nonpersonal service liabilities incurred through July 15, 2001 and interim appropriations for personal service costs scheduled to be paid through July 18, 2001. On July 17, 2001, the State Senate and State Assembly passed a similar bill (S 5704) extending the interim appropriations for the support of government. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final actions on the Executive Budget.

2001-2002 Fiscal Year (Executive Budget Forecast). The Governor presented his 2001-2002 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State’s 2000-2001 through 2003-2004 fiscal years. The Governor submitted his 30-day amendments to the Executive Budget for the 2001-2002 fiscal year on February 13, 2001, at which time the State Division of the Budget issued a revised State Financial Plan that incorporated the proposed amendments. The revised State Financial Plan projected total General Fund receipts, including transfers from other funds, of $42.66 billion in the 2001-2002 fiscal year, an increase of $200 million over the Executive Budget forecast. Total disbursements, including transfers to other funds, remained unchanged at $41.34 billion. The following discussion of the Executive Budget is from the State’s Third Quarterly Update.

The 2001-2002 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for transfer of available receipts from 2000-2001 to 2001-2002 through the refund reserve account. Under the Governor’s Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8 percent) over the 2000-2001 fiscal year. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5.1 percent during 2001-2002. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6 percent to $41.34 billion, an increase of $1.45 billion over 2000-2001. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9 percent. Spending from All Governmental Funds is expected to grow by 5.3 percent, increasing by $4.19 billion to $83.62 billion.

Personal income tax collections for 2001-2002 are projected to reach $26.48 billion, an increase of $2.69 billion (11.3 percent) over 2000-2001. The growth is due in part, to an estimated increase in income tax liability of 10.8 percent in 2000 and 5.1 percent in 2001. The large increase in liability in recent years has been supported by the continued surge in taxable income attributable to the growth in equity markets and wages associated with Wall Street bonuses. The large income gains from stock market performance are expected to moderate substantially in 2001.

Growth in General Fund spending occurs throughout the State Financial Plan, with the largest increase for Grants to Local Governments ($914 million), followed by State Operations ($274 million), Transfers to Other Funds ($254 million), and General State Charges ($7 million).

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State’s share of Medicaid payments to medical providers (22 percent). Spending for higher education (6 percent), mental hygiene (6 percent), welfare assistance (4 percent), and children and families services (3 percent) represent the next largest areas of local aid.

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 The State Division of the Budget reports that the 2001-2002 Financial Plan budgets $146 million in one-time resources, consisting primarily of $97 million in Federal funds from successful retroactive claims for child welfare, special education, and prison health costs.

The State Division of the Budget projects a closing balance in the General Fund of $2.26 billion. The balance is comprised of $1.28 billion in a new reserve for economic uncertainties proposed by the Governor, $627 million in the Tax Stabilization Reserve Fund, $150 million in the Contingency Reserve Fund, $188 million in the Community Projects Fund, and $14 million in the Universal Pre-Kindergarten Fund.

To permanently improve the State’s reserve levels, the Governor is proposing legislation to increase the maximum permissible size of the State’s Tax Stabilization Reserve Fund from 2 percent to 5 percent of General Fund spending.

2001-2002 Financial Plan (May 2001 Supplement). The projected closing balance for the General Fund has been increased to $2.46 billion. General Fund receipts are projected to be comprised approximately as follows: personal income taxes ($26.74 billion); user taxes and fees ($7.42 billion); business taxes ($4.14 billion); other taxes ($771 million); miscellaneous receipts ($1.43 billion); and transfers from other funds ($2.16 billion). General Fund disbursements are projected to be comprised approximately as follows: grants to local government ($27.79 billion); state operations ($7.90 billion); general state charges ($2.59 billion); transfers to other funds in support of debt service ($2.27 billion); in support of capital projects ($341 million); and all other transfers ($458 million).

Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. The State Division of the Budget projects budget gaps of $2.49 billion in the 2002-2003 fiscal year and $2.92 billion in the 2003-2004 fiscal year. As of the May 2001 Supplement, these projections remained essentially unchanged from the Executive Budget forecast, with potential imbalances of $2.48 billion in the 2002-2003 fiscal year and $2.93 billion in the 2003-2004 fiscal year. The gap projections assume the Legislature will enact the 2001-2002 Executive Budget in its entirety. The projections do not include unspecified spending “efficiencies,” or count on the use of any of the $1.3 billion ($1.48 billion as of the May 2001 Supplement) in reserves the Governor is proposing to set aside for economic uncertainties.

If the projected budget gap for the 2002-2003 fiscal year (ending March 31, 2003) is closed with recurring actions, the 2003-2004 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimated at $5.0 billion (1995-1996), $3.9 billion (1996-1997), $2.3 billion (1997-1998), and less than $1.0 billion (1998-1999 and 1999-2000).

The State Division of the Budget projects that both the national and New York economies will continue to expand through 2004, but at rates below current levels. It does not forecast a recession in the outyear projection horizon.

Special Considerations. Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

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 Additional risks to the State Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. Congress has recently debated proposals under which the Federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State’s share of mass transit operating assistance. Since many State taxes depend on federal definitions of income, changes in federal tax law could adversely affect State revenues. Congress may take other actions that could have an adverse effect on State finances as well.

The New York State and Local Retirement Systems’ (the “Systems”) investment performance has reduced employers’ regular pension contributions over the last few years. In April 2001 the Systems notified local governments that because of recent negative returns on the Systems’ stock portfolio, it was possible that the billing rate for employer contributions could be as much as 1.5 percent of employer payroll above estimates provided earlier. The increase could be a smaller amount. The Governor’s proposed budget for the 2001-2002 fiscal year assumes that the State will make no regular employer contributions during that fiscal year. However, the State could be required to make contributions in the same range as municipalities.

Prior Fiscal Year (2000-2001 Financial Plan Unaudited Cash Basis Results). The State ended its 2000-2001 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by the State Division of the Budget. The closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-2001), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund.

Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

The State completed its 1999-2000 fiscal year with a combined Governmental Funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million ) and in Capital Projects Funds ($99 million). The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-1999 fiscal year.

The State completed its 1998-1999 fiscal year with a combined Governmental Funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

State Retirement Systems (General). The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans. State employees made up about 37 percent of the membership during the 1999-2000 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State. During the 1999-2000 fiscal year, the State paid the System’s 1999-2000 estimated bill of $92.7 million.

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 Assets and Liabilities. The net assets available for benefits as of March 31, 2000 were $128.9 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2000 was $110.8 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’s borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State’s obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

As of March 31, 2000, the total amount of outstanding general obligation debt was approximately $4.6 billion, including $45 million in bond anticipation notes. The total amount of moral obligation debt was $594 million (down from $1.39 billion as of March 31, 1998). $27.367 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding (up from $25.902 billion as of March 31, 1999).

Public Authorities - General. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, up from $94 billion as of December 31, 1998.

The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Long Island Power Authority. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA’s debt is not considered either State-supported or State-related debt.

Metropolitan Transportation Authority. The MTA oversees the operation of subways and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended upon, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies.

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 The State’s 2000-2001 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA’s $17.1 billion 2000-2004 Capital Program. The capital program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major restructuring initiative, which will authorize the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State. In addition, $1.6 billion in State support was projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was not approved by the voters in the November 2000 general election. As of the May 2001 Supplement, the MTA was reviewing options to offset the loss of the Bond Act funds. There can be no assurance that all necessary governmental actions for future capital programs will be taken, that other funding sources currently identified will not be decreased or eliminated, or that the 2000-2004 Capital Program (or parts thereof) will not be delayed or reduced.

Ratings. As of March 13, 2001, Fitch, Moody’s and Standard & Poor’s rated the State’s outstanding general obligation bonds AA, A2 and AA, respectively. Standard & Poor’s revised its ratings upward from A to A+ in November 1999. Standard & Poor’s again revised its ratings upward from A+ to AA in December 2000. In February 2001, Fitch also revised its ratings upward from A+ to AA. Ratings reflect only the respective views of such organizations. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State’s financial operations. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million was expected to be paid during the 1999-2000 fiscal year.

In January 2001 the State Supreme Court in Manhattan (trial court) ruled that the State’s method of financing public schools is illegal in that, among other things, it deprives New York City students of the education guaranteed by the State Constitution. The State Supreme Court set a September 15, 2001 deadline for the State to put in place reforms of school financing and governance designed to redress constitutional and regulatory violations. The State has appealed. On April 5, 2001, the Appellate Division, Third Department, ordered that the appeal be perfected for its October 2001 term and that the statutory stay against enforcement of the judgment would remain in place provided the appeal was so perfected. The fiscal impact of this decision is not currently ascertainable.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State’s financial plans.

To help resolve persistent fiscal difficulties in Nassau County, the State created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State has appropriated $30 million in transitional assistance to the County for State fiscal year 2000-2001, and the Governor has proposed providing up to $75 million in State assistance over the four State fiscal years thereafter. Allocation of any such assistance is contingent upon the Authority’s approval of Nassau County’s financial plan.

In 1998, the total indebtedness of all localities in the State, other than the City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

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APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use tax, highway use tax on motor vehicle rentals, corporation franchise tax, piped natural gas excise tax, alcoholic beverage taxes, insurance tax, estate tax, tobacco products tax, and other taxes, e.g., a gift tax, freight car tax, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance does not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years.

Fiscal year 2000-2001 ends June 30, 2001. As of May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimate a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall is attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy have resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slow down has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, has taken a number of actions to assure the State will meet its constitutional requirement of a balanced budget. Particularly, the Governor has identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources are comprised of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was $265.675 million.

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 Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 will result in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package - the largest in State history - on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.511 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.233 million of taxes previously paid by Ford.

As of July 11, 2001, a budget for fiscal year 2001-2002 had not yet been adopted by the General Assembly. On May 30, 2001, the State Senate passed a $14.7 billion budget that would increase spending on education, hire more teachers to keep pace with increased enrollment, cut services to the disabled, realign State government, and generate approximately $190 million from increased taxes on consumers and some businesses. The State House passed a $14.4 billion budget on June 28, 2001 that would require no tax increases, restore funding for services

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to the disabled, and avoid the deeper cuts or realignment of State agencies proposed by the State Senate. Revenues would be increased by collecting more delinquent taxes and accelerating tax payments by businesses and utilities. Expenditures would be reduced by more gradually hiring additional teachers and funding State agencies at 98.5% of full payroll. Consideration is also being given to authorizing a Statewide referendum on a lottery to provide revenues for funding public education in the State.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,919,000 jobs in 2000. The largest segment of jobs was approximately 780,100 in manufacturing. Based on July 2000 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 2000, per capita income in the State grew from $16,674 to $26,335, an increase of 58.1%. The North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate in December 2000 to be 3.9% of the labor force, as compared with an unemployment rate of 4.0% nationwide. The labor force has grown from 3,401,000 in 1990 to 3,946,200 in 2000, an increase of 16%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any Municipal Bonds or in any manner questioning the proceedings or authority under which the Municipal Bonds are issued or affecting the validity of the Municipal Bonds. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Leandro, et al. v. State of North Carolina and State Board of Education — School Funding. In 1994, students and boards of education in five counties in the State filed suit in superior court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present

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funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. The trial court continues to develop a strategic plan for improving educational opportunities for needy students. The rulings of the trial court have been appealed; however, if the appeal is unsuccessful, the rulings will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined at this time but may exceed $100 million.

2. N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit in superior court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on the outstanding claims.

3. Faulkenbury v. Teachers’ and State Employees’ Retirement System, Peele v. Teachers’ and State Employees’ Retirement System, and Woodard v. Local Governmental Employees’ Retirement System — Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The superior court ruled in favor of plaintiffs. The order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the superior court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.

4. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court’s original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys’ fees. The State has opposed the motion. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In

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November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. The offering of the remaining $755 billion of these authorized bonds is anticipated to occur over the next two to four years.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. A total of $765 million of these authorized bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. A total of $2.85 billion of these authorized bonds remains unissued.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath has not yet been determined but is expected to exceed the $6 billion of damages caused by Hurricane Fran in 1996.

In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the Municipal Bonds.

Currently, Moody’s, Standard & Poor’s and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

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APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 1998-99 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528

In the 1990-91 biennium (particularly in its second year) Ohio experienced an economic slow-down producing significant changes in certain GRF revenue and expenditure levels. Several executive and legislative measures were taken to address the anticipated shortfall in revenues and increase in expenditures, all to better ensure the eventual biennium-ending positive balances. The Governor twice ordered reductions in selected appropriations spending. Legislation, developed cooperatively by the General Assembly and the Governor, made certain statutory changes to increase Fiscal Year resources for or to reduce expenditures from the GRF, without adjusting taxes. Included in the reprioritizing were transfers into the GRF of amounts in other funds that were not needed for their purpose in that Fiscal Year, including $64 million from the BSF and that Fiscal Year’s investment income on that Fund. There were positive GRF fund ($135.365 million) and cash ($326.576 million) ending balances. The BSF ending balance, after the transfer out, was slightly over $300 million.

State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1992; the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State’s Office of Budget and Management (“OBM”) projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

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As a first step toward addressing the estimated $520 million GRF shortfall for Fiscal Year 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor’s cutback orders. Subsequent executive and legislative actions — including tax revisions that produced additional revenues of $194.5 million in Fiscal Year 1993, and an additional $50 million in spending reductions — provided for positive biennium-ending GRF balances (fund balance of $111.013 million, cash balance of $393.634 million). As a first step toward BSF replenishment, $21 million was deposited in the BSF.

The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. The balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535.200 million to the BSF, and $322.8 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary personal income tax reductions aggregating that amount. The GRF biennium-ending balances were $1.4 billion (cash) and $834 million (fund). Of that fund balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, and $34.4 million to the BSF, with the remaining $262.9 million transferred to the State Income Tax Reduction Fund.

For the 1998-99 biennium, GRF appropriations approximated $36.1 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. The biennium-ending GRF balances were $1.512 billion (cash) and $976.778 million (fund). Portions of that fund balance were transferred as follows: $325.7 million to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation in the current 2000-01 biennium has varied substantially. The biennium began with passage in June 1999 of appropriations acts for the 2000-01 biennium (one for all education purposes and one for general GRF purposes) and their prompt signage (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion with major program expenditure increases in primary and secondary eduction (16.9%), higher education (12.6%) mental health and mental retardation (4.3%) and adult and juvenile corrections (18%). OBM is projecting a positive June 30, 2000 fund balance of $412.7 million.

The State ended Fiscal Year 2000, the first Fiscal Year of the biennium, with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

The Governor announced in late March 2001 OBM’s new preliminary lowered revenue estimates for the current Fiscal Year (ending June 30, 2001) and for Fiscal Years 2002 and 2003 (for which general and education appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for the current Fiscal Year were reduced by $288 million. (Based on earlier estimates, OBM had been projecting a June 30, 2001 ending GRF

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fund balance of approximately $236 million.) In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188.2 million (representing historical 0.5% year end cash flow allowance), OBM is authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million.

The BSF has a current balance of $1.002 billion which is equal to 5% of Fiscal Year 2000 GRF revenues. OBM currently projecting a small positive GRF ending fund balance for Fiscal Year 2001 but does not expect it to be sufficient to permit any transfer into the BSF. Indeed, the General Assembly has authorized the transfer by June 30 from the BSF to the GRF of amounts necessary to ensure an ending GRF fund balance of $188.2 million to provide a beginning GRF fund balance for Fiscal Year 2002 in that amount.

In preparing the budget for the 2002-2003 biennium, lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years. Included in their consideration were the OBM projections for the biennium of continuing lower than previously anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the school funding court order discussed below.

The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The following are examples of GRF major program biennial funding increases over those for the prior biennium as reflected in that act: primary and secondary education, 17%; higher education, 2.4%; medicaid, 29%; adult and juvenile corrections, 6.2%, and mental health and mental retardation, 2.8%. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed.

The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. From the BSF balance (remaining after any needed transfer to the GRF in the current Fiscal Year to ensure an ending balance of $188.2 million, as discussed above) OBM may if necessary transfer $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10 million appropriated to an ongoing State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance will be reduced from the over $1 billion amount as of June 1, 2001 to approximately $700 million. As an additional reserve transfer, the entire balance of $100 million may be transferred by OBM in Fiscal Year 2002 from a Family Services Stabilization Fund to the GRF.

An additional appropriations action, affecting most subdivisions and local libraries in the State, is capping the amount to be distributed from the various local government assistance funds in Fiscal Years 2002 and 2003 to the equivalent monthly payment amounts in Fiscal Years 2000 and 2001.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS. Plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Claims has granted a motion to decertify the Plaintiff’s class action. The Plaintiff has appealed this decision.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some

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prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. In Fiscal Year 2001 to date, GRF cash flow deficiencies have occurred in eight months. In recent Fiscal Years, the highest GRF end-of-month cash flow deficiencies were $497.677 million in 1999, $827.127 million in 2000, and $1.152 billion in 2001. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated, none of the moneys is to be applied to existing operating programs of the State. Under current allocations, the main portion of the moneys is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 611 public school districts and 49 joint vocational school districts receive a major portion (less than 50% in Fiscal Year 2000) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 122 districts.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” In May 2000, the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, failed to fully comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. With respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in the Court’s view insufficient. The three dissenting justices concluded generally, as they had in 1997, that

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compliance with the constitutional requirement was a matter for the legislative branch, not the State judiciary. In its 1997 opinion, the Court had held that major aspects of the system (including the Foundation Program and certain borrowing programs) were not in compliance with the constitutional requirement. On remand to hear evidence and opine on the sufficiency of then intervening legislation and executive actions, early in 1999 the trial court judge again concluded that the State was not in compliance with the constitutional requirements. The recent Supreme Court action was on an appeal from that decision. It is not possible at this time to state what further actions may be taken by the State to effect compliance, or what effect those actions may have on the State’s overall financial condition.

The Court, in June 2001, will commence further review of the State’s responses to its ruling, including the recently passed GRF appropriations act for the 2002-03 biennium. It is not possible at this time to state what the Court’s reaction will be, or what effect it or any responding State actions may have, on the State’s overall financial condition or specific State operations or functions, particularly during the next Fiscal Years.

In response to the ongoing litigation, the General Assembly has significantly increased State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. State appropriations for primary and secondary education for the current 2000-01 biennium are $13.3 billion or 15% over the previous biennium and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 6.7% in Fiscal Year 2001 over 2000. Appropriations for school funding in recent bienniums were $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). State appropriations for the purpose for the 2002-03 biennium are $15.2 billion (17% over the previous biennium), and represent an increase of 8.1% in Fiscal Year 2002 over 2001 and 4.9% in Fiscal Year 2003 over 2002. Those total state appropriations, exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund. Those lottery profits were estimated at $645.2 million in Fiscal Year 2001 (compared to $698.873 million and $686 million in the two prior Fiscal Years). Lottery profits for the 2002-03 biennium are projected to be $633.722 million in Fiscal Year 2002 and $621.722 million in Fiscal Year 2003.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99 and $23.7 million in 2000-01, and are at the $1.0 million level in 2002-03.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the nonmanufacturing sectors. In 1999, Ohio ranked seventh in the nation with approximately $362 billion in gross state product and was third in manufacturing with an approximate value of $98 billion. As a percent of Ohio’s 1999 gross state product, manufacturing was responsible for 27%, with 18% attributable to the services sector and 15% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 1999 merchandise exports totaling $27 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together accounted for 53% of the value of Ohio’s merchandise exports. In addition, agriculture and “agribusiness” continue as important elements of the Ohio economy. Ohio’s 1999 crop production value of $806.4 million represented 4.5% of total U.S. crop production value. In 1998, Ohio’s agricultural sector output totaled $5.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.4 billion.

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Ohio continues as a major “headquarters” state. Of the top 500 corporations (industrial and service) based on 1999 revenues as reported in 2000 by Fortune magazine, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate “headquarters” state.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 81% of all nonagricultural payroll workers in Ohio. In recent years, the average unemployment rate in Ohio has been lower than the national rate. For example, Ohio was 3.6%, below the national rate of 4.2% (seasonally unadjusted) for April 2001. Recently, there has been a decrease in manufacturing employment due to the current economic slowdown; however the Ohio Department of Job and Family Services, a State agency that compiles the Ohio unemployment rate from federal data, has expressed concern that the reported unemployment rate does not fully reflect the hardships faced by the State’s manufacturing sector.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

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APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

 The following information is a brief summary of factors affecting the economy of the State of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.5% (5.9% on a “GAAP” basis) during the five-year period. Taxes increased at an average annual rate of 5.0% (5.1% on a “GAAP” basis) during the period. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5% (4.6% on a “GAAP” basis) average annual rate.

The 1999 fiscal year ended with an unappropriated surplus (prior to transfers) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled 255.4 million for fiscal 1999 consisting of $105.4 million representing the statutory 15% of fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712 million (3.9%) above estimate and $61 million of non-tax revenue (18.4%) above estimate. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million.

For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million.

At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. From that amount $107.7 million was deducted, representing the required transfer of 15% of the surplus to the Tax Stabilization Reserve Fund. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,471 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was

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$4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9 percent over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by 6.8 percent.

The General Fund budget for the 200l, fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and a property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non-recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year, 1998-99 school district property taxes, was included in the budget. Tax rebate payments to be made during the 2000-01 fiscal year are budgeted in the amount of $330 million.

The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller increases in business investment as interest rates rise and profit gains are weak. The expected slower economic growth is not expected to cause an appreciable increase in the unemployment rate during the fiscal year. Inflation is expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate. Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations.

According to a June 29, 2001 Pennsylvania Department of Revenue Monthly Revenue Report, the state collected $1.8 billion in General Fund revenues in June 2001, which is $89.8 million, or 4.6%, less than estimated. Fiscal year-to-date General Fund collections total $20.6 billion, which is $81.2 million, or 0.4%, above estimate.

The enacted 2001-2002 General Fund Budget is nearly $20.7 billion, an increase of $709.2 million or 3.6%. The budget includes $236.7 million in total tax reductions to help families and stimulate job creation and retention. The transfer to the Tax Stabilization Reserve Fund is suspended for the 2000-2001 fiscal year in recognition of the slowing economy. The transfer is reinstated at 10% of the General Fund ending balance in 2001-2002. At the end of the 2001-2002 fiscal year, the reserve balance in the Commonwealth’s Rainy Day fund will be over $1.2 billion.

Pennsylvania is the sixth most populous state, behind California, New York, Texas, Florida and Illinois. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2000 increased at an annual rate of 0.2%. This compares to a 0.2% rate for the Middle Atlantic region and a 2.0% rate for the United States as a whole.

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The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2000, the Commonwealth had $5,014.9 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases, real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 16, 2000.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $959.4 million in Special Revenue bonds outstanding as of June 30, 2000.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth could have a material adverse impact on governmental operations.

The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

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Dom Giordano v. Tom Ridge, Governor, et al.

In February 1999, Dom Giordano filed a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (“the Act”) violates the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner’s action with prejudice. The petitioner has appealed the Commonwealth Court’s ruling to the Supreme Court which was denied on October 10, 2000.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny’s Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

Powell v. Ridge

In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the President of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states’ immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court’s dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions.

 In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

PPG Industries challenged the Department of Revenue’s application of the manufacturing exemption from the capital stock/franchise tax to PPG’s headquarters in Pittsburgh, which allowed the exemption only from that portion of PPG’s headquarter’s property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarter’s property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG’s challenge in the Commonwealth Court.

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On PPG’s appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court, holding that the manufacturing exemption facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a “compensatory tax” justifying the discrimination, or, failing that, to recommend to the Supreme Court a remedy for the discrimination.

Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly was considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption’s “within the state” restriction, but only in the limited “headquarters context,” and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which are intended to cure the constitutional infirmity.

The Supreme Court is considering the Commonwealth Court’s recommendation and the position of the parties.

Unisys Corporation v. Commonwealth

The taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The Taxpayer’s argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness arguments. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Oral arguments were held in December 2000.

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APPENDIX K

INFORMATION CONCERNING MUNICIPAL SECURITIES

A. DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Taxes.”

B. RATINGS OF MUNICIPAL SECURITIES

Description of Moody’s Investors Service, Inc. (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

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A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody’s believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short term Notes:

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) Municipal Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

 Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

BB B CCC CC C	Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC C	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.	Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Short Term Issued Credit Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch IBCA, Duff & Phelps (“Fitch”) Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international long-term “AAA” — “BBB” categories; short-term “F1” — “F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term “BB” — “D”; short-term “B” — “D”) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

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Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

International Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long and short term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

 Investment grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security default, are a relatively minor consideration in investment grade ratings, but Fitch does use “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

International Long Term Credit Ratings

Investment Grade

AAA	Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB	Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C	High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD DD D	Default. The ratings of organizations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90-100% of outstanding amounts and accrued interest. “DD” indicates potential recovery in the range of 50%-90% and “D” the lowest recovery potential, i.e. below 50%.

International Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default.Denotes actual or imminent payment default.

Description of Fitch’s Commercial Paper Ratings

F1+ F1	Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

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C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to Short-term ratings other than ‘F1‘.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one or two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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
APPENDIX L

INFORMATION CONCERNING TAX-EXEMPT SECURITIES DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS AND CORPORATE BOND RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety. A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior ability for repayment of senior short term debt obligations. Prime-2 issuers have a strong ability for repayment, but to a lesser degree than Prime-1.

Fitch IBCA, Inc. (“Fitch”) employs the rating Fl to indicate issues regarded as having the strongest degree of assurance capacity for timely payment of financial commitments. The rating F2 indicates a satisfactory capacity for timely payment, although the margin of safety is not as great as indicated by the Fl category.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment is extremely strong. Bonds rated AA differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

Bonds rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payments of financial commitments. Bonds rated AA denote a very low expectation of investment risk. They indicate a very strong capacity for timely payments of financial commitments.

Bonds rated AAA by Thomson are accorded the highest rating category which indicates that the ability to repay principal and interest on a timely basis is extremely high. AA is the second highest rating category and indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest rating category.

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
INFORMATION CONCERNING TAX-EXEMPT SECURITIES

Description of Tax-Exempt Securities

Tax-Exempt Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit, including pollution control facilities. Such obligations are included within the term Tax-Exempt Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Tax-Exempt Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The portfolio may generally include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligations bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Yields on Tax-Exempt Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Tax-Exempt Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Tax-Exempt Securities in which the Tax-Exempt Fund invests to meet their obligations for the payment of interest and repayment of principal when due. There are variations in the risks involved in holding Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Tax-Exempt Securities and the obligations of the issuers of such Tax-Exempt Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Tax-Exempt Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Tax-Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Tax-Exempt Fund to pay “exempt-interest dividends” would be adversely affected and the Tax-Exempt Fund would re-evaluate its investment objective and policies and consider changes in its structure.

Ratings of Municipal Notes and Short Term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety. A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that are determined to possess a very strong

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
capacity to pay debt service will be given a “SP-1” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior ability for repayment of senior short term debt obligations. Prime-2 issuers have a strong ability for repayment, but to a lesser degree than Prime-1 to repay punctually. Prime-1 issues have a superior ability for repayment. Prime-2 issues have a strong ability for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG-1/VMIG-1, which denotes superior credit quality enjoying excellent protection by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2/VMIG-2 denotes strong credit quality with margins of protection that are ample although not as large as for MIG-1/VMIG-1.

Fitch employs the rating F-1+ to indicate short term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of obligors such as guarantors, insurers or other forms of credit enhancement on the obligation.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments, which is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as developments in the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

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CODE # 16818-0701

CMA NEW JERSEY MUNICIPAL MONEY FUND PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Declaration of Trust of the Registrant dated February 6, 1987.(a)
	(b)	—	Amendment to the Declaration of Trust.(a)
	(c)	—	Instrument establishing CMA New Jersey Tax-Exempt Fund as a series of the Registrant.(a)
	(d)	—	Change of series designation to CMA New Jersey Municipal Money Fund (the “Fund”), filed May 9, 1993.(a)
2		—	Amended and Restated By-Laws of the Registrant.
3		—	Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)
4	(a)	—	Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)
	(b)	—	Supplement to the Management Agreement with Fund Asset Management, L.P.(c)
5		—	Form of Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
6		—	None.
7		—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
8	(a)	—

Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Financial Data Services, Inc. (formerly known as Merrill Lynch Financial Data Services, Inc.).(a)

	(b)	—	Form of Cash Management Account Agreement.(a)
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(d)
9		—	Opinion of Brown & Wood LLP, counsel for the Registrant.(d)
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11		—	None.
12		—	Certificate of Fund Asset Management, L.P.(a)
13		—	Form of Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
14		—	None.
15		—	Code of Ethics.(f)

(a)	Incorporated by reference as an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement (the “Registration Statement”) on Form N-1A filed on July 31, 1995.
(b)	Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement.
(c)	Incorporated by reference as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement filed on July 29, 1994.
(d)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(e)	Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement filed on July 27, 1999.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.

Reference is made to the Registration Statements under the Securities Act of 1933 on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money

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Fund (File No. 33-38834), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

Item 24. Persons Controlled by or under Common Control with Registrant.

The Registrant is not controlled by, or under common control with, any person.

Item 25. Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred

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or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

Fund Asset Management, L.P., the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLIM, Princeton Services, Inc.

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(“Princeton Services”) and Princeton Administrators, L.P., (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower,
250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since February 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.

Terry K. Glenn	Executive Vice President	Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	Co-Head (Americas Region) and Senior Vice President

Co-Head (Americas Region) and Senior Vice President MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President and Secretary of MLIM; General Counsel of MLIM (Americas Region); Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton

Mary E. Taylor	Co-Head (Americas Region)	Co-Head (Americas Region) of MLIM; Senior Vice President of ML & Co.

Item 27. Principal Underwriters.

(a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 26: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation

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Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 26, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is 4 World Financial Center, New York, New York 10281.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
John L. Steffens	Chairman of the Board, Chief Executive Officer and Director	None
Thomas W. Davis	Executive Vice President	None
Barry S. Friedberg	Executive Vice President	None
Edward L. Goldberg	Executive Vice President	None
Jerome P. Kenney	Executive Vice President	None
E. Stanley O’Neal	Executive Vice President and Director	None
Thomas H. Patrick	Executive Vice President and Director	None
Winthrop H. Smith, Jr.	Executive Vice President	None
George A. Schieren	General Counsel, Senior Vice President and Director	None
John C. Stomber	Treasurer and Senior Vice President	None
Andrea L. Dulberg	Secretary	None

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, FDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29. Management Services.

Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management of the Funds—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

(a) Not applicable.

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SIGNATURES

 Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 18th day of July, 2001.

CMA MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated.
Signature		Title	Date
/s/ TERRY K. GLENN* (Terry K. Glenn)		President (Principal Executive Officer) and Trustee

/s/ DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ RONALD W. FORBES*		Trustee
(Ronald W. Forbes)

/s/ CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)		Trustee

/s/ CHARLES C. REILLY*		Trustee
(Charles C. Reilly)

/s/ KEVIN A. RYAN*		Trustee
(Kevin A. Ryan)

/s/ ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)		Trustee

/s/ RICHARD R. WEST* (Richard R. West)		Trustee

/s/ EDWARD D. ZINBARG* (Edward D. Zinbarg)		Trustee

*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		July 18, 2001

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POWER OF ATTORNEY

The undersigned, Roscoe S. Suddarth and Edward D. Zinbarg, Trustees of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his behalf in the capacity indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund and CMA Treasury Fund.

Dated: June 7, 2001

/s/ ROSCOE S. SUDDARTH Roscoe S. Suddarth (Trustee)	/s/ EDWARD D. ZINBARG Edward D. Zinbarg (Trustee)

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POWER OF ATTORNEY

The undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan and Richard R. West, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund and CMA Treasury Fund.

Further, the undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Debt Strategies Fund, Inc.; Global Financial Services Master Trust; Master Equity Income Fund; Master Internet Strategies Trust; Master Senior Floating Rate Trust; Master U.S. High Yield Trust; Mercury Equity Income Fund; Mercury Global Holdings, Inc.; Mercury Internet Strategies Fund, Inc.; Mercury Senior Floating Rate Fund, Inc.; Mercury U.S. High Yield Fund, Inc.; Merrill Lynch Bond Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Markets Debt Fund, Inc.; Merrill Lynch Equity Income Fund; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Financial Services Fund, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch High Income Municipal Bond Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Internet Strategies Fund, Inc.; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Municipal Bond Fund, Inc.; Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust; Merrill Lynch Municipal Strategy Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Senior Floating Rate Fund, Inc.; Merrill Lynch Senior Floating Rate Fund II, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch U.S. High Yield Fund, Inc.; Merrill Lynch Utilities and Telecommunications Fund, Inc.; MuniHoldings Florida Insured Fund; MuniHoldings Fund, Inc.; MuniHoldings Fund II, Inc.; MuniHoldings Insured Fund, Inc.; MuniHoldings New Jersey Insured Fund, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniVest Fund, Inc.; MuniVest Fund II, Inc.; Senior High Income Portfolio, Inc., The Corporate Fund Accumulation Program and The Municipal Fund Accumulation Program.

Dated: April 5, 2001

/s/ TERRY K. GLENN Terry K. Glenn (President/Principal/Executive Officer/Director/Trustee)	/s/ DONALD C. BURKE Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer )

/s/ RONALD W. FORBES Ronald W. Forbes (Director/Trustee)	/s/ CYNTHIA A. MONTGOMERY Cynthia A. Montgomery (Director/Trustee)

/s/ CHARLES C. REILLY Charles C. Reilly (Director/Trustee)	/s/ KEVIN A. RYAN Kevin A. Ryan (Director/Trustee)

/s/ ROSCOE S. SUDDARTH Roscoe S. Suddarth (Director/Trustee)	/s/ RICHARD R. WEST Richard R. West (Director/Trustee)

/s/ EDWARD D. ZINBARG Edward D. Zinbarg (Director/Trustee)

C-8

EXHIBIT INDEX

Exhibit Number		Description

2	—	Amended and Restated By-Laws of the Registrant.
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.